SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                  SCHEDULE 14A
                                 (AMENDMENT 2)
                                 (RULE 14A-101)



                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

           FILED BY THE  REGISTRANT
           FILED BY A PARTY OTHER THAN THE REGISTRANT X
           CHECK THE APPROPRIATE BOX:
           X PRELIMINARY PROXY STATEMENT
             CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY {AS PERMITTED BY RULE 14A-6(E)(2)}
             DEFINITIVE  PROXY  STATEMENT
             DEFINITIVE  ADDITIONAL MATERIALS
             SOLICITING  MATERIAL  PURSUANT TO RULE  14A-11(C) OR RULE 14A-12

                    ENEX OIL & GAS INCOME PROGRAM IV - SERIES 3, L.P.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                           ENEX RESOURCES CORPORATION
--------------------------------------------------------------------------------

      (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
       $125 PER EXCHANGE ACT RULES 0-11(C)(1)(II), 14A-6(I)(1), OR 14A-6(J)(2).
       $500 PER EACH PARTY TO THE CONTROVERSY PURSUANT TO EXCHANGE ACT
       RULE 14A-6(I)(3).
       FEE  COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

           (1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
                $500 "UNITS" OF LIMITED PARTNERSHIP INTERESTS
--------------------------------------------------------------------------------

           (2)  AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
                6,080
--------------------------------------------------------------------------------

           (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:. {SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED.}:
                $89,742 {PARTNERSHIP INDEBTEDNESS EXCEEDS ESTIMATED
                FAIR MARKET VALUE OF PARTNERSHIP ASETS TO BE SOLD IN LIQUIDATION PURSUANT TO PLAN OF DISSOLUTION.}
--------------------------------------------------------------------------------

           (4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
                $89,742
--------------------------------------------------------------------------------

           (5)  TOTAL FEE PAID:
                $17.95
--------------------------------------------------------------------------------



        X    FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS


             CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRA-TION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.


           (1)  AMOUNT PREVIOUSLY PAID: $17.95


--------------------------------------------------------------------------------

           (2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.

--------------------------------------------------------------------------------

           (3)  FILING PARTY:

--------------------------------------------------------------------------------

           (4)  DATE FILED:

--------------------------------------------------------------------------------

---------------------------
---------------------------

ENEX

---------------------------



                ENEX OIL & GAS INCOME PROGRAM IV - SERIES 3, L.P.
             ENEX 88-89 INCOME AND RETIREMENT FUND - SERIES 1, L.P. ENEX 88-89 INCOME AND RETIREMENT FUND - SERIES 2, L.P. ENEX 88-89 INCOME AND RETIREMENT FUND - SERIES 3, L.P.
             ENEX 88-89 INCOME AND RETIREMENT FUND - SERIES 4, L.P.
                              Three Kingwood Place
                                    Suite 200
                               800 Rockmead Drive
                              Kingwood, Texas 77339

                           NOTICE OF SPECIAL MEETINGS
                          To Be Held On xxxxx xx, 1997

To Our Limited Partners:

         Special meetings of the limited partners (the "Limited Partners") of Enex Oil & Gas Income Program IV Series 3, L.P., Enex 88-89 Income and Retirement Fund - Series 1, L.P., Enex 88-89 Income and Retirement Fund Series 2, L.P., Enex 88-89 Income and Retirement Fund - Series 3, L.P., and Enex 88-89 Income and Retirement Fund - Series 4, L.P., all New Jersey limited partnerships (the "Partnerships" or individually a "Partnership"), have been called for xxxxxx xx, 1997 at 2:00 P.M. at the offices of Enex Resources Corporation (the "General Partner") at Three Kingwood Place, 800 Rockmead Drive, Kingwood, Texas 77339. Only Limited Partners of record of one or more of the Partnerships at the close of business on xxxxxxx xx, 1997 are entitled to notice of and to vote at the special meetings or any adjournments thereof. The Limited Partners of each Partnership will be asked to vote on a proposal to dissolve and liquidate their Partnership in accordance with the applicable provisions of their Partnership Agreement.

         You will find a detailed explanation of the proposal, including its purpose, anticipated benefits and conditions in the attached Proxy Statement. Please read it carefully. We think you will conclude that the proposal to dissolve and liquidate the Partnerships is in the best interests of the Limited Partners of each Partnership. After considering each Partnership's financial condition and prospects, the Board of Directors of the General Partner has unanimously approved the proposed transactions as being in the best interests of the Limited Partners. The affirmative vote of a majority-in-interest of the Limited Partners is required to approve the proposal for each Partnership. The General Partner will vote all of the limited partnership interests it owns in favor of the proposal.

         It is very important that you cast your votes on this matter promptly, regardless of the size of your holdings. Hence, even if you plan to attend the special meetings in person, we urge you to complete, sign and return the enclosed proxy (or proxies) as soon as possible in the enclosed envelope in order to assure the presence of a quorum at each of the meetings. Any proxy may be revoked at any time before it is exercised by following the instructions set forth on page one of the accompanying Proxy Statement.

                                            BY ORDER OF THE GENERAL PARTNER,
                                            ENEX RESOURCES CORPORATION


                                             GERALD B. ECKLEY
                                              President,
                                              General Partner
xxxx xx, 1997

THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
---------------------------
---------------------------

ENEX

---------------------------


                ENEX OIL & GAS INCOME PROGRAM IV - SERIES 3, L.P.
             ENEX 88-89 INCOME AND RETIREMENT FUND - SERIES 1, L.P. ENEX 88-89 INCOME AND RETIREMENT FUND - SERIES 2, L.P. ENEX 88-89 INCOME AND RETIREMENT FUND - SERIES 3, L.P.
             ENEX 88-89 INCOME AND RETIREMENT FUND - SERIES 4, L.P.
                              Three Kingwood Place
                                    Suite 200
                               800 Rockmead Drive
                              Kingwood, Texas 77339

                                 PROXY STATEMENT

Solicitation and Voting of Proxies

         This Proxy Statement is furnished in connection with the solicitation on behalf of Enex Resources Corporation ("Enex" or the "General Partner") of proxies to be voted at special meetings (each a "Special Meeting") of the limited partners (the "Limited Partners") of Enex Oil & Gas Income Program IV - Series 3, L.P., Enex 88-89 Income and Retirement Fund - Series 1, L.P., Enex 88-89 Income and Retirement Fund - Series 2, L.P., Enex 88-89 Income and Retirement Fund - Series 3, L.P., and Enex 88-89 Income and Retirement Fund - Series 4, L.P., all New Jersey limited partnerships (the "Partnerships" or, individually, a "Partnership"), to be held on xxxxxx xx, 1997

         The Board of Directors of the General Partner has fixed the close of business on xxxxxx xx, 1997 as the record date for the determination of Limited Partners of record entitled to notice of and to vote at the Special Meetings. The Limited Partners of each Partnership will be asked to vote on a proposal to dissolve the Partnership and liquidate it in accordance with the applicable provisions of its Amended Certificate and Agreement of Limited Partnership ("Partnership Agreement"). Due to the substantial amount of debt owed by each Partnership, it is likely that the Limited Partners will receive no or very little cash or other tangible consideration from these transactions.

         The presence, in person or by proxy, of the holders of a majority-in-interest of the issued and outstanding limited partnership interests ("Interests") of a Partnership entitled to vote will constitute a quorum for the transaction of business by that Partnership. A proxy in the accompanying form which is properly signed, dated and returned to the General Partner and not revoked will be voted in accordance with the instructions contained therein. If Interests are held in joint name, a proxy signed by one of the joint owners or by a majority of the joint owners will be voted in accordance with the instructions contained therein. If no instructions are indicated, proxies will be voted for the proposal recommended by the Board of Directors of the General Partner. Proxies will be received and tabulated by the General Partner for each Partnership. Votes cast in person will be tabulated by an election inspector appointed by the General Partner.

         Limited Partners who execute proxies may revoke them at any time prior to their being exercised by delivering written notice to the Secretary of the General Partner at the above address or by subsequently executing and delivering another proxy at any time prior to the voting. Mere attendance at a Special Meeting will not revoke the proxy, but a Limited Partner present at a Special Meeting may revoke his proxy and vote in person.

         The approximate date on which this Proxy Statement and the accompanying proxy or proxies will first be mailed to Limited Partners is xxxxxx xx, 1997.

         The date of this Proxy Statement is xxxxxx xx, 1997

Expenses of Solicitation


         The cost of soliciting proxies, which will primarily include expenses in connection with the preparation and mailing of this Proxy Statement and all papers which now accompany or may hereafter supplement it, will be borne by the Partnerships pro rata in accordance with the estimated fair market value of their respective assets (see Table 1 below). This basis for allocation was chosen over others (such as the number of Limited Partners of each Partnership or the amount of each Partnership's original capital or allocating one-fifth of the costs to each Partnership) because the largest share of the costs of this solicitation consist of solicitation expenses and counsel fees in connection with the preparation of this Proxy Statement. In the General Partner's opinion, these costs are most equitably allocated in accordance with the value of the Partnerships' assets. See "THE PROPOSAL TO DISSOLVE AND LIQUIDATE" below for an estimation of these costs.


         The solicitation will be made by mail. The General Partner will supply brokers or persons holding Interests of record in their names or in the names of their nominees for other persons, as beneficial owners, with such additional copies of proxies, and proxy materials as may reasonably be requested in order for such record holder to send one copy to each beneficial owner, and will, upon request of such record holders, reimburse them for their reasonable expenses in mailing such material.

         Certain directors, officers and employees of the General Partner, not especially employed for this purpose, may solicit Proxies, without additional remuneration therefor, by mail, telephone, telegraph or personal interview.

                                TABLE OF CONTENTS

Solicitation and Voting of Proxies......................   1

Expenses of Solicitation................................   2

SUMMARY  ...............................................   3

SPECIAL FACTORS.........................................   4

THE PROPOSAL TO DISSOLVE AND LIQUIDATE..................   8

   Reasons for Proposed Transactions...................   12

   Partnership Operations and Financial Condition.......  13

   Fairness of the Proposed Transactions...............   14

   Potential Benefits to the Partners...................  16

   Record Date, Voting and Security Ownership of
   Certain Beneficial Owners and Management............   16

   Certain Transactions.................................  18

   No Dissenters' Rights................................  18

   Federal Income Tax Consequences....................... 18

   Description of Business..............................  19

   Description of Property and Oil and Gas Reserves.....  19

   Valuation of Oil and Gas Properties................... 20

   Principal Executive Offices and Telephone Number...... 21

   Information Concerning the General Partner............ 21

OTHER MATTERS............................................ 21

                                        2





DOCUMENTS INCORPORATED BY REFERENCE.....................  21

                                     SUMMARY


   The following discussion is intended to highlight certain information contained elsewhere herein and, accordingly, should be read in conjunction with such information. It is not a complete statement of all material features of the matters being submitted to Limited Partners for their approval and is qualified in its entirety by this Proxy Statement and each Partnership's Annual Report on Form 10-KSB/A and Quarterly Report on Form 10-QSB/A which accompany this Proxy Statement. LIMITED PARTNERS ARE URGED TO READ THIS PROXY STATEMENT AND THE ANNUAL REPORTS IN THEIR ENTIRETY.



Person Soliciting Proxies...........   Enex Resources Corporation (the "General
                                       Partner")

Date of Special Meetings............   xxxxxx xx, 1997

Time and Place......................   2:00 P.M. local time, at the General
                                       Partner's principal executive offices
                                       located at Three Kingwood Place, Suite
                                       200, 800 Rockmead Drive, Kingwood, Texas
                                       77339

Record Date.........................   xxxxxx xx, 1997

Class of Securities Entitled
  to Vote...........................   Limited Partnership Interests in each
                                       Partnership

                                                           Enex
                                                           OGIP IV   Enex 88-89 Income and Retirement Fund
Units of Limited Partnership Interest                      Series 3  Series 1   Series 2  Series 3    Series 4
                                                           --------  --------   --------- --------    --------
  Outstanding on the Record Date and Entitled to Vote*...  6,080      3,605      3,098       3,414      3,645


Number of Limited Partners...............................  1,461        233        258         215        359


Units of Limited Partnership Interest Beneficially

  Owned by the General Partner...........................  1,166        467        224         242        240


Percentage Interest Beneficially Owned by the

  General Partner........................................19.1856%   12.9543%    7.2287%     7.0927%    6.5868%


Percentage of Remaining Limited Partnership Interests

  Needed to Approve the Proposal.........................30.8145%   37.0458%   42.7714%    42.9074%   43.4133%

Fair Market Value of Net Assets**........................ $2,549    $31,473    $(125,587)  $(25,712)   $22,011


------------------


* The aggregate amount of the Limited Partners' initial subscriptions divided by $500.
** The fair market value of each Partnership was determined by H.J. Gruy and Associates, Inc. as of December 31, 1996, as described below in "Description of Property and Oil and Gas Reserves".

No executive officer or director of the General Partner owns an interest in any of the Partnerships. The General Partner knows of no other person who has
beneficial   ownership  of  more  than  5%  of  the  Interests  in  any  of  the
Partnerships.

                                 SPECIAL FACTORS

Proposal to Dissolve and Liquidate the Partnerships:


         Due to the depletion of each Partnership's producing oil and gas reserves and the write-down of the undeveloped reserves, (see "THE PROPOSAL TO DISSOLVE AND LIQUIDATE--Reasons for Proposed Transactions" below, "Oil and Gas Reserves" attached as Tables B and B-1 and Supplementary Oil and Gas Information attached as Tables F and G), the magnitude of the amounts owed by each Partnership to the General Partner (see Table 1 below and "Selected Financial Data" attached as Table A), the Partnerships' inability to distribute cash to their Limited Partners for the last year, and the ongoing costs of operating each Partnership (see "Partnership Operations and Financial Conditions" below and "General and Administrative Costs" attached as Table E), the General Partner has determined that Partnership operations are likely to be either unprofitable or only marginally profitable for the foreseeable future.

         In light of the above-described circumstances, the Limited Partners of each Partnership will be asked to consider and vote upon the proposal to dissolve and liquidate each Partnership in accordance with the provisions of its Partnership Agreement. Adoption of the proposal to dissolve and liquidate each Partnership requires the affirmative vote of a majority in interest of the Limited Partners of each such Partnership. Because the General Partner holds Interests in each Partnership, the proposals to dissolve and liquidate can be approved without the affirmative vote of a majority of the Interests held by all other Limited Partners. If the proposals are adopted, the assets will be sold and the proceeds of sale allocated to the Partners' capital accounts. In connection with the proposed liquidations, the General Partner or an affiliate will act as a "buyer of last resort" for the Partnership properties; i.e., if no third-party bid is received at or above the fair market value of a property [as determined by H.J. Gruy and Associates, Inc. ("Gruy"), an independent petroleum consulting firm retained by the Partnerships to appraise the Partnerships' properties], the General Partner or an affiliate will purchase such property at such fair market value. Except in such cases, neither the General Partner nor any affiliate will purchase any Partnership properties.

         Due to the substantial amount of debt owed the General Partner by each Partnership, it is likely that the consideration paid by the General Partner for any Partnership properties so purchased by the General Partner will be substantially in the form of the full or partial discharge of this debt. For
Enex Oil & Gas Income Program IV - Series 3, L.P., Enex 88-89 Income and Retirement Fund - Series 2, L.P. and Series 3, L.P., all the funds raised in the liquidation will likely be used to pay liabilities to third parties and to satisfy this debt. Therefore, it is unlikely that the Limited Partners of these three Partnerships will receive cash or other tangible consideration from these transactions. For Limited Partners of Enex 88-89 Income and Retirement Fund - Series 1, L.P. and Enex 88-89 Income and Retirement Fund - Series 4, L.P., if the Partnership's indebtedness does not increase prior to sale, a small liquidating cash distribution of $7.32 and $3.71 per $500 Unit of limited partnership interest, respectively, is expected to be distributed to the partners.


         If the Partnerships are not liquidated and dissolved pursuant to the proposed plans of dissolution and liquidation described herein, the General Partner will likely withdraw as general partner of the Partnerships effective on 120 days written notice to the Limited Partners. If the General Partner does withdraw, the Partnership Agreement of each Partnership permits the Limited Partners of each Partnership to reconstitute and continue the business of such Partnership, but this right requires the unanimous written consent of the Limited Partners within ninety (90) days after the notice of withdrawal becomes effective. In light of the poor financial condition and prospects of each Partnership, the General Partner believes that it would be highly unlikely that a substitute general partner could be found who would be willing to fund the ongoing administrative and operating expenses of the Partnerships. If the Partnerships are not reconstituted, they will dissolve effective on the one hundred twentieth day after the notice of withdrawal has been sent, but the Partnerships will not be terminated until the assets of the Partnerships have been disposed of.

         The  primary   benefit  to  the  Limited   Partners  of  the   proposed
dissolutions is the potential to realize favorable tax consequences (see "Federal Income Tax Consequences" below) and the General Partner's willingness to act as a "buyer of last resort" which ensures a "floor" or minimum consideration for Partnership properties and thereby ensures an equivalent "ceiling" or maximum amount of forgiveness of indebtedness income each Limited Partner that is not a tax-exempt entity will realize from the proposed transactions, upon which it will be subject to federal income tax (see "Federal Income Tax Consequences" below). An additional benefit to the Limited Partners of Enex 88-89 Income and Retirement Fund - Series 1, L.P. and Series 4, L.P., is the possible receipt of a small liquidating cash distribution. However, if the Limited Partner owns his Interest in an IRA, Keogh or other tax-exempt account (which is true of the majority of Limited Partners of the four Enex 88-89 Income and Retirement Fund Partnerships), they will not realize any favorable tax consequences. The General Partner believes there are no detriments of the transactions to the Limited Partners. The primary benefits to the General Partner would be the satisfaction, in whole or in part, of the Partnerships' indebtedness to the General Partner and relief from the ongoing administrative and operating expenses incurred by the General Partner on behalf of the Partnerships, which in the case of Enex 88-89 Income and Retirement Fund - Series 2, and 3, L.P., the Partnership has no ability to repay.

         The General Partner considered, as alternatives to liquidation, consolidating the Partnerships with other partnerships managed by the General Partner and continuing to manage the Partnerships on an ongoing basis. However, the Board of Directors of the General Partner, a majority of whose members are not employees of the General Partner or any affiliates of the General Partner, has unanimously approved the proposed dissolutions and liquidations as being fair and in the best interests of the Limited Partners based on the following factors, in order of their significance: (i) each Partnership's poor financial condition and prospects; (ii) the potential of certain Limited Partners to realize favorable tax consequences; (iii) for Enex 88-89 Income and Retirement Fund - Series 1 and Series 4, L.P. the potential for the Limited Partners to receive a liquidating cash distribution, and (iv) the General Partner's willingness to act as a "buyer of last resort" at the estimated fair market values of the Partnerships' properties as estimated by Gruy (even if all of a Partnership's indebtedness to the General Partner has been satisfied out of proceeds of earlier property sales). These factors are discussed in detail in "THE PROPOSAL TO DISSOLVE AND LIQUIDATE" under the captions "Partnership Operations and Financial Condition," "Federal Income Tax Consequences," "The
Proposal to Dissolve and Liquidate," "Fairness of the Proposed Transactions," "Reasons for the Proposed Transactions" and "Valuation of Oil and Gas Properties" below. No director or group of directors has retained an unaffiliated representative to act solely on behalf of the Limited Partners for the purposes of negotiating the terms of the proposed plan to dissolve and liquidate the Partnerships or to prepare a report concerning the fairness of such proposals. No firm offer has been made by any person during the preceding 18 months regarding the merger or consolidation of any of the Partnerships, the sale or transfer of all or any substantial part of the assets of any Partnership or securities of any Partnership which would enable the holder thereof to exercise control of such Partnership.


Federal Income Tax Consequences:


         In general, the General Partner believes that, with respect to individuals who are citizens or residents of the United States, for federal income tax purposes the proposed liquidation of each Partnership's assets will result in a capital loss to the Limited Partners of each Partnership. In addition to the capital loss, each Partnership will have a net operating loss from the Partnership's current year of operation which will be deductible by the Limited Partners. However, if a Limited Partner owns his interest in an IRA, Keogh or other tax-exempt account, he will not be able to utilize the capital loss or the net operating loss.

         If the consideration received in liquidation is equal to the estimated fair market value of the assets of a Partnership, and assuming a Limited Partner's basis in his partnership interest is equal to his partnership capital account determined for federal income tax purposes, the General Partner believes that tax paying Limited Partners will have a 1997 tax loss per $500 Unit of limited partnership interest outstanding approximately equal to the amounts shown below.

                                                                 1997 Loss
                                                               Per $500 Unit

     Enex Oil & Gas Income Program IV - Series 3, L.P.               $99.52
     Enex 88-89 Income and Retirement Fund - Series 1, L.P.         $129.41
     Enex 88-89 Income and Retirement Fund - Series 2, L.P.         $205.12
     Enex 88-89 Income and Retirement Fund - Series 3, L.P.         $204.40
     Enex 88-89 Income and Retirement Fund - Series 4, L.P.         $185.85


         Limited Partners of Enex Oil and Gas Income Program IV - Series 3, L.P. may also have suspended passive losses from prior years which may be utilized in the current year to offset income from other sources. Enex 88-89 Income and Retirement Fund Series 1, L.P. - Series 2, L.P., Series 3, L.P., and Series 4, L.P. own solely royalty interests in oil and gas properties, and all losses generated prior to 1997 for these partnerships were utilizable by the limited partners in the year the loss was generated. Accordingly, these four Partnerships have no suspended losses.

         A Limited Partner in Enex Oil & Gas Income Program IV - Series 3, L.P. has available for use in the current year a passive loss of $285.87 per $500 Unit of limited partnership interest generated prior to 1997 if he or she is an original investor and has never utilized any of the Partnership's passive losses in prior years.


         For a more expanded discussion of the tax consequences of the transaction , see "THE PROPOSAL TO DISSOLVE AND LIQUIDATE--Federal Income Tax Consequences" below.


Appraisal Report:


         Quantitative information regarding each Partnership's oil and gas reserves is included in Item 2 of each Partnership's 1996 Form 10-KSB accompanying this Proxy Statement and in Tables B, B-1, C, D, F and G attached hereto. Included in this information are fair market valuations of the properties of each Partnership prepared by H. J. Gruy and Associates, Inc.
(Gruy), independent petroleum consultants. Gruy has been preparing reserve estimates for each of the Partnership's oil and gas reserves since the inception of each Partnership's operations. Gruy was selected by the General Partner for this task based upon its reputation, experience and expertise in this area. In 1996 and 1995, Enex Oil & Gas Income Program IV - Series 3, L.P. and Enex 88-89 Income and Retirement Fund - Series 1, L.P., Series 2, L.P., Series 3, L.P. and Series 4, L.P. paid Gruy a total of $275, $1,127, $564, $563 and $1,014, respectively, in fees for annual reserve report valuations. In 1997, these Partnerships paid Gruy a total of $470 for the fair market valuations described in this Proxy Statement. In addition, Gruy has received compensation from the General Partner and other limited partnerships of which Enex is the general partner during the past two years in the aggregate amount of $114,634.

         Gruy has estimated for each oil and gas property in which the Partnerships own interests, as of December 31, 1996, the recoverable units of oil and gas and the undiscounted and discounted future net cash flows by year commencing January 1, 1997 and continuing through the estimated productive lives of the properties. The Limited Partners should note that Gruy's reserve estimates are estimates only and should not be construed as being exact amounts. Gruy estimated each property's oil and gas reserves, applied certain assumptions regarding price and cost escalations, applied a 10% discount factor for time and discount factors for risk, location, type of ownership interest, operational characteristics and other factors ranging from 66.0% to 75.9%. All of the Partnerships' reserves are proved developed producing reserves. See "THE PROPOSAL TO DISSOLVE AND LIQUIDATE--Valuation of Oil and Gas Properties" and Table B-1 below. Gruy allocated the estimates among the Partnerships on a pro-rata basis in accordance with their respective ownership interests in each of the properties evaluated. See Tables C and D. The resulting value for each Partnership is included in Table 1 and in Tables B and B-1 and is labeled Fair Market Value of Oil and Gas Reserves. Gruy estimated the fair market value of the oil and gas properties of each of Enex Oil & Gas Income Program IV, Series 3, L.P., Enex 88-89 Income and Retirement Fund, Series 1, L.P., Enex 88-89 Income and Retirement Fund, Series 2, L.P., Enex 88-89 Income and Retirement Fund, Series 3, L.P., and Enex 88-89 Income and Retirement Fund, Series 4, L.P., as $52,520, $98,850, $23,849, $52,159 and $81,706, respectively.

         Future net revenues were estimated by Gruy using a 12 month average oil price of $20.75 per barrel and gas prices ranging from $1.15 per thousand cubic feet ("Mcf") to $2.65 per Mcf, such gas prices representing average prices received over the last 12 months for each field or property. The posted price of oil on January 1, 1997 was approximately $25 per barrel. The January 1, 1997 gas price varied on each property and ranged from $1.00 to $5.15 per Mcf. On March 1, 1997 oil prices averaged $19.50 per barrel and gas prices ranged from $.90 to $3.23 per Mcf. Future operating costs and capital expenditures were estimated by the General Partner and utilized by Gruy in the future cash flow estimates. Prices and costs were escalated as follows: Oil prices were escalated 2.65% in 1998, 3.52% in 1999, 3.49% in 2000, 3.55% in 2001, and 3.5% each year thereafter to a maximum of $34.00 per barrel. Natural gas prices were escalated 1.33% in 1998, 3.51% in 1999, 3.39% in 2000, 3.60% in 2001, and 3.5% thereafter to a maximum of $3.70 per Mcf. Operating expenses and future capital investments were escalated at the rate of 3.5% per year until the year in which the primary product reached its maximum price.


         No instructions were given and no limitations were imposed by the General Partner on the scope of or methodology to be used in preparing the fair market valuations by Gruy. All information provided by Enex and used by Gruy in preparing such valuations were verified and corroborated through sources unaffiliated with Enex. The fair market valuation report prepared by Gruy is available for inspection and copying at the office of the General Partner during regular business hours by any interested Limited Partner or his representative who has been so designated in writing. A copy of such report will be mailed to any interested Limited Partner or his representative upon written request.


Conflicts of Interest

         The General Partner's interests with respect to the proposed dissolution and liquidation of each Partnership may conflict with those of the Limited Partners of each such Partnership since (i) pursuant to the applicable provisions of each Partnership's Partnership Agreement, indebtedness owed by each Partnership to the General Partner will likely be repaid out of the liquidation proceeds (see Table 1 in "THE PROPOSAL TO DISSOLVE AND LIQUIDATE" for the total debt owed by each Partnership to the General Partner; (ii) with respect to its limited partnership interests in each Partnership, the General Partner will receive its proportionate share of the tax benefits of any Partnership losses while those limited partners that are tax-exempt entities will not receive any tax benefit from such losses; and (iii) as described above, in connection with the proposed dissolution and liquidation of the Partnerships, the General Partner may purchase Partnership properties, in its role as "buyer of last resort," at their fair market values as determined by Gruy, if no equal or higher bid is received (see Table B-1 for the dollar amount of the fair market value of each Partnership property).

         The General Partner would be entitled to the following tax deductions if each Partnership's properties were sold for the Gruy fair market values set forth in Table B-1.

                                                              Tax Deduction

   Enex Oil and Gas Income Program IV - Series 3, L.P.          $ 122,001
   Enex 88-89 Income and Retirement Fund - Series 1, L.P.       $  54,515
   Enex 88-89 Income and Retirement Fund - Series 2, L.P.       $ 167,344
   Enex 88-89 Income and Retirement Fund - Series 3, L.P.       $  75,478
   Enex 88-89 Income and Retirement Fund - Series 4, L.P.       $  41,758

GENERAL
                     THE PROPOSAL TO DISSOLVE AND LIQUIDATE

         At the Special Meetings, the Limited Partners of each Partnership will be asked to consider and vote upon a proposal to dissolve and liquidate each Partnership in accordance with the provisions of its Partnership Agreement, as described herein. Upon the winding up and termination of the business and affairs of the Partnership, its assets shall be sold, the proceeds allocated to the Partners in accordance with provisions of the Partnership Agreement and the Partners' capital accounts adjusted accordingly. The expenses related to dissolving and liquidating each Partnership will be deducted from the proceeds of the sale of Partnership oil and gas properties. These costs are estimated to be approximately $9,098, $3,420, $3,537, $3,343, and $4,002 for Enex Oil & Gas
Income Program IV - Series 3, L.P., Enex 88-89 Income and Retirement Fund - Series 1, L.P., Enex 88-89 Income and Retirement Fund - Series 2, L.P., Enex 88-89 Income and Retirement Fund - Series 3, L.P., and Enex 88-89 Income and Retirement Fund - Series 4, L.P., respectively, with the principal expenses being legal fees incurred in connection with the preparation of the Proxy Statement and related materials, solicitation expenses, printing costs and Gruy's appraisal fees. If it becomes necessary to engage the services of a broker or other agent to facilitate the sale of the Partnerships' properties, customary commissions and selling fees will have to be incurred, however. According to the Partnership Agreements, such proceeds of all sales are to be distributed as follows:

         (i) all of the Partnership's debts and liabilities to persons other than the General Partner and the Limited Partners (collectively, the "Partners"), which are anticipated to be immaterial in amount, shall be paid and discharged in their order of priority, as provided by law;


         (ii) all of the Partnership's debts and liabilities to the Partners shall be paid and discharged (currently each of Enex 88-89 Income and Retirement Fund - Series 2, L.P. and Series 3, L.P. owes the General Partner an amount in excess of the estimated fair market value of its assets); and

         (iii) to the Partners in proportion to and in payment of the positive balances in their respective capital accounts, with the effect of bringing such capital accounts to zero.


         However, each Limited Partner's capital account has a negative balance equal to the number of Units owned multiplied by the following amounts:

                                                             Negative Capital
                                                             Account Balance
                                                               Per $500 Unit
    Enex Oil & Gas Income Program IV - Series 3, L.P.             $   2.21
    Enex 88-89 Income and Retirement Fund - Series 1, L.P.        $   6.97
    Enex 88-89 Income and Retirement Fund - Series 2, L.P.        $  43.56
    Enex 88-89 Income and Retirement Fund - Series 3, L.P.        $  13.44
    Enex 88-89 Income and Retirement Fund - Series 4, L.P.        $   0.46


         Accordingly, any remaining cash will be distributed to the Partners pro rata in proportion to their respective sharing ratios, i.e., the ratio between each Partner's net subscription in the Partnership and the aggregate net subscriptions of all Partners of the Partnership.

         The amount of the potential proceeds from the sale of each Partnership's oil and gas properties and other assets cannot be readily estimated. However, see Tables B, B-1, C, F and G for quantitative information regarding proved oil and gas reserves, estimated future net cash flows, and discounted future net cash flows of each Partnership's oil and gas reserves as of December 31, 1996 prepared by Gruy. Similar quantitative and cash flow information is shown for each Partnership as of December 31, 1995 and 1994.

         Gruy has also prepared a fair market valuation as of December 31, 1996 for every oil and gas property owned by each Partnership (see Table 1 below and Tables B and B-1). Because of the difficulty of estimating oil and gas reserves, the proceeds of a sale may not reflect the full value of the properties to which they relate. Such estimates are merely appraisals of value and may not correspond to realized value. Every reasonable effort will be made by the General Partner to sell the Partnerships' properties for the highest possible price. Qualified potential buyers will be sought out, informed of the availability of the properties for purchase, and distributed a sales brochure. These qualified potential buyers will include, but not be limited to, operators of the properties, other non-operating owners of the properties, and companies and/or persons known to own or be interested in owning the types of properties available.

         Neither the General Partner nor any other affiliate of any Partnership or of the General Partner will bid on any Partnership properties but will prepare a bid package to be furnished to potential purchasers. The bid packages will include sufficient information for prospective bidders to reasonably determine values for the properties. A copy of the bid package will be mailed to any Limited Partner who notifies the General Partner that he or she is interested in bidding on any Partnership properties. Additional data will be available in the data room set up at the General Partner's office, where potential bidders will be able to review in detail the General Partner's records and files pertaining to the properties. In addition, pursuant to the provisions of the New Jersey Uniform Limited Partnership Law (1976) (the "New Jersey Act"), each Partnership is required to make available certain information to Limited Partners at such Partnership's principal office, including information regarding the state of the business and financial condition of such Partnership and such other information regarding its affairs as is just and reasonable for the Limited Partners to examine and copy. Sale at public auction will also be considered, especially in the case of smaller working and royalty interests and/or lower valued properties. At all times, and in particular in effectuating the proposed liquidations if approved, the General Partner has acted and will continue to act in accordance with its fiduciary duties as a general partner of a limited partnership governed by the New Jersey Act and applicable common law principles.


         In all cases, each Partnership property will be sold for the highest possible price. In cases where the highest third party bid for a property is less than its fair market value as determined by Gruy, the General Partner or an affiliate will purchase the property at such fair market value. Thus, the General Partner or an affiliate will act as a "buyer of last resort". Accordingly, as shown in Table 1 below, the minimum amount to be received by each Partnership for its oil and gas properties is $52,520 for Enex Oil & Gas Income Program IV- Series 3, L.P.; $98,950 for Enex 88-89 Income and Retirement Fund - Series 1, L.P.; $23,849 for Enex 88-89 Income and Retirement Fund - Series 2, L.P.; $52,159 for Enex 88-89 Income and Retirement Fund - Series 3, L.P.; and $81,706 for Enex 88-89 Income and Retirement Fund Series 4, L.P. Until such time as a Partnership's total indebtedness has been discharged in full, the consideration paid by the General Partner for any properties of such Partnership purchased by the General Partner shall be in the form of satisfaction of such indebtedness. At such time as a Partnership's indebtedness has been discharged in full, the General Partner's purchase of such properties from such Partnership as buyer of last resort will be for cash. However, due to the substantial amount of debt owed the General Partner by each Partnership, it is likely that the consideration paid by the General Partner for any Partnership properties so purchased by the General Partner will be solely in the form of the full or partial discharge of this debt. For Enex Oil & Gas Income Program IV - Series 3, L.P. and Enex 88-89 Income and Retirement Fund - Series 2, L.P., and Series 3, L.P. all the funds raised in the liquidation will likely be used to pay liabilities to third parties and to satisfy this debt. Therefore, it is unlikely that the Limited Partners of these three Partnerships will receive cash or any other tangible consideration from these transactions. For Limited Partners of Enex 88-89 Income and Retirement Fund - Series 1, L.P. and Enex 88-89 Income and Retirement Fund - Series 4, L.P., if the Partnership's indebtedness does not increase prior to the sale, a small liquidating cash distribution of $7.32 and $3.71 per $500 Unit, respectively, will be received by the Limited Partners.


         The Partnership Agreements permit the General Partner to purchase Partnership properties following dissolution by matching the highest bona-fide third-party offer received. In order to avoid the appearance of potential conflicts of interest, however, the General Partner has elected to forego this right in connection with the proposed dissolutions to be voted upon at the Special Meetings.

         For additional information concerning the Partnerships' properties and oil and gas prices, see "THE PROPOSAL TO DISSOLVE AND LIQUIDATE--Description of Property and Oil and Gas Reserves" and "--Valuation of Oil and Gas Properties" below.

                                     TABLE 1

                                    Enex
                                  OGIP IV                              Enex 88-89 Income and Retirement Fund
                                  --------------     -------------------------------------------------------------

                                    Series 3,        Series 1,        Series 2,        Series 3,       Series 4
                                      L.P.              L.P.             L.P.            L.P.            L.P.
                                  -------------    --------------   --------------   -------------  --------------
Fair Market Value of
Oil & Gas Reserves (1)
Property Name:
   Bagley                               $29,000           $15,000           $8,000          $8,500          $9,000
   Bryum B                                    -             5,100            4,950           4,950               -
   Corinne                                    -            78,750                -               -               -
   Brighton                              23,520                 -                -               -               -
   Lake Decade                                -                 -                -               -               -
   Elmac                                      -                 -           10,899          38,709          17,706
   Speary                                     -                 -                -               -          55,000

                                  -------------    --------------   --------------   -------------  --------------
Total                                    52,520            98,850           23,849          52,159          81,706
Cash on hand (2)                          6,635             3,324            2,291           6,174           6,877
Accounts receivable (2)                  29,606            18,215            6,283          13,121          17,223
Other current assets (2)                    981                 -                -               -               -
                                  -------------    --------------   --------------   -------------  --------------
Fair Market Value
of Assets                                89,742           120,389           32,423          71,454         105,806
Less:
   Liability to General                  55,180            86,431          155,870          95,435          81,461
Partner
   Liabilities to others (2)             32,013             2,485            2,140           1,731           2,329
                                  -------------    --------------   --------------   -------------  --------------
Partnership Net Capital

(Deficit)                                $2,549          $31,473        ($125,587)       ($25,712)         $22,016

                                  =============    ==============   ==============   =============  ==============


(1) The fair market value of each Partnership's oil and gas reserves was determined by H.J. Gruy and Associates, Inc. as of December 31, 1996, as described below in ""THE PROPOSAL TO DISSOLVE AND LIQUIDATE--Description of Property and Oil and Gas Reserves" and "--Valuation of Oil and Gas Properties".

(2) Assets and liabilities per each Partnership's respective Form 10-KSB/A as of December 31, 1996.

As shown above, the estimated fair market value of each Partnership's oil and gas reserves and other assets for Enex 88-89 Income and Retirement Fund - Series 2, L.P., and Series 3, L.P. is less than the outstanding debt owed by each of these Partnerships to the General Partner. This may result in the General Partner acquiring all of the assets of each of these Partnerships without the payment of consideration other than the discharge of indebtedness owed to the General Partner. If no bids for Partnership properties at or above their estimated fair market values are received, the General Partner or an affiliate will purchase such properties from each Partnership at such estimated fair market values in consideration for the discharge of Partnership indebtedness to the General Partner. For Enex 88-89 Income and Retirement Fund - Series 1, L.P. and Series 4, L.P., the fair market value of each Partnership's oil and gas reserves at December 31, 1996, as determined by Gruy, is slightly greater than the outstanding liabilities owed by each Partnership. Accordingly, if such indebtedness does not increase prior to the sale, the Limited Partners of these two Partnerships will receive a small liquidating cash distribution. For Enex Oil & Gas Income Program IV - Series 3, L.P. it is anticipated that the liabilities owed to third parties (including those incurred for proxy solicitation expenses) and to the General Partner will be greater than the fair market value of the Partnership's assets, and accordingly no distribution will be available to the limited partners.


         If the amount owed the General Partner by each Partnership is not fully satisfied from proceeds received from property sales to third parties and/or to the General Partner, such indebtedness of each Partnership will be forgiven by the General Partner. See "Federal Income Tax Consequences" below for a description of the tax consequences related to the forgiveness of this debt.

         Although permitted to do so by the Partnership Agreements, the General Partner will not distribute any Partnership assets in kind. As described above, however, the General Partner may purchase Partnership properties pursuant to the proposed Partnership liquidations in exchange solely for the discharge of Partnership indebtedness to the General Partner when acting as "buyer of last resort".

         To the General Partner's knowledge, consummation of the proposal is not subject to compliance with any federal or state regulatory requirements other than those applicable to the solicitation of proxies pursuant to this Proxy Statement. Following approval of the proposed dissolution and liquidation of the Partnerships, the registration of the Limited Partnership Interests of the Partnerships under Section 12(g) of the Exchange Act and the Partnerships' obligations to file reports pursuant to Section 15(d) of the Exchange Act will terminate.

Reasons For Proposed Transactions


         Due to the depletion of each Partnerships' producing oil and gas reserves and to the write-down of undeveloped reserves, (see "Oil and Gas Reserves" attached as Tables B and B-1 and Supplementary Oil and Gas Information attached as Tables F and G), the magnitude of the amounts owed by each Partnership to the General Partner (see Table 1 above and "Selected Financial Data" attached as Table A), the Partnerships' inability to generate sufficient cash flow to consistently maintain regular cash distributions to their Limited Partners, and the ongoing costs of operating each Partnership (see "Partnership Operations and Financial Condition" below and "General and Administrative Costs" attached as Table E), the General Partner has determined that Partnership operations are likely to be either unprofitable or only marginally profitable for the foreseeable future. The write-down of undeveloped reserves was primarily in the undeveloped oil and gas reserves at Lake Decade field, Terrebonne Parish, Louisiana. This reduction was due both to the lack of successful drilling on the Partnerships' acreage, as well as on offset acreage, and to the depletion characteristics of existing known producing reservoirs in the Lake Decade field. In the first quarter of 1997 the one well which was holding the lease in the Lake Decade field and which had undeveloped reserves assigned was recompleted by the operator to a zone in which the Partnerships did not own an interest. As a result, the lease expired and the undeveloped reserves associated with the lease were written off. This caused both the downward reserve revisions in 1996 and the reserve valuation writedowns taken by each Partnership in the first fiscal quarter of 1996.


         As shown in Tables 1, A, B and B-1, for Enex 88-89 Income and Retirement Fund - Series 1, L.P., Series 2, L.P., and Series 3, L.P. the fair market value of each Partnership's oil and gas reserves at December 31, 1996, as determined by Gruy, is less than the outstanding debt owed by each Partnership to the General Partner. As a result, the General Partner believes that the net proceeds from the sale of properties will be used to retire outstanding debt, principally owed to the General Partner (see Table 1 and Table A), and that future cash distributions to the Limited Partners of these Partnerships are unlikely.

         If the Partnerships are not liquidated and dissolved pursuant to the proposed plans of dissolution and liquidation described herein, the General Partner will likely withdraw as general partner of the Partnerships effective on 120 days written notice to the Limited Partners. If the General Partner does withdraw, the Partnership Agreement of each Partnership permits the Limited Partners of each Partnership to reconstitute and continue the business of such Partnership, but this right requires the unanimous written consent of the Limited Partners within ninety (90) days after the notice of withdrawal becomes effective. In light of the poor financial condition and prospects of each Partnership, the General Partner believes that it would be highly unlikely that a substitute general partner could be found who would be willing to fund the ongoing administrative and operating expenses of the Partnerships. If the Partnerships are not reconstituted, they will dissolve effective on the one hundred twentieth day after the notice of withdrawal has been sent, but the Partnerships will not be terminated until the assets of the Partnerships have been disposed of.

         The General Partner considered, as alternatives to liquidation, consolidating the Partnerships with other partnerships managed by the General Partner and continuing to manage the Partnerships on an ongoing basis. However, for the reasons mentioned above and the benefits the Limited Partners will derive from approval of the proposed dissolutions, as described under "Fairness of the Proposed Transaction" and "Potential Benefits to the Partners--To the Limited Partners" below, the General Partner has determined that it is in the best interests of the Limited Partners to dissolve and liquidate the Partnerships.


         Consolidating the Partnerships. The possibility of consolidating the Partnerships with the General Partner or with other partnerships managed by the General Partner was considered. Because any consolidation of partnerships managed by the General Partner or with the General Partner would be based on the net fair market value of a partnership's assets less liabilities, the negative net value of Enex 88-89 Income and Retirement Fund - Series 2, L.P. and Series 3, L.P. and the very small positive net value for Enex Oil & Gas Income Program IV - Series 3, L.P. and Enex 88-89 Income and Retirement Fund - Series 1, L.P. and Series 4, L.P. (see Table 1 above) and the inability of any of the Partnerships to generate sufficient cash flow to liquidate their liabilities and pay cash distributions would have permitted the Partnerships to receive very little or no consideration in any consolidation with profitable partnerships or with the General Partner. Their participation would also be unfair to the investors in the other entities. Consolidating just two or more of the
Partnerships was also considered. Although the aggregate general and administrative expenses of the Partnerships would be reduced by such a transaction, the reductions would not be sufficient to offset the losses generated by the Partnerships (which the General Partner would be forced to continue to carry) or to reduce their indebtedness to the General Partner, which would remain outstanding following such a consolidation. (See Tables A and E below.) Thus, the consolidated entity would continue to operate at a loss without providing any benefit to the Limited Partners from the transaction. The General Partner would not support such a transaction.


         Continuing the Management of the Partnerships. The General Partner has concluded that the Partnerships' inability to generate sufficient cash flow to repay their indebtedness and pay cash distributions in the foreseeable future makes their continued operation unviable. Moreover, as discussed above, if the Partnerships are not liquidated and dissolved pursuant to the proposed plans of dissolution and liquidation described herein, the General Partner will likely withdraw, and such a withdrawal would also most likely lead to the dissolution and liquidation of the Partnerships.

Partnership Operations and Financial Condition

Enex Oil & Gas Income Program IV - Series 3, L.P.

          Cash flow provided by operating activities for the year ended December 31, 1996 was $10,842. The amount owed the General Partner at December 31, 1996 was $55,180.

Enex 88-89 Income and Retirement Fund - Series 1, L.P.

     Cash flow provided by operating activities for the year ended December 31, 1996 was $2,851. The amount owed the General Partner at December 31, 1996 was $86,431.

Enex 88-89 Income and Retirement Fund - Series 2, L.P.

     Cash flow provided by operating activities for the year ended December 31, 1996 was $1,413. The amount owed the General Partner at December 31, 1996 was $155,870.

Enex 88-89 Income and Retirement Fund - Series 3, L.P.

     Cash flow used by operating activities for the year ended December 31, 1996 was $5,398. The amount owed the ---- General Partner at December 31, 1996 was $95,435.

Enex 88-89 Income and Retirement Fund - Series 4, L.P.

     Cash flow provided by operating activities for the year ended December 31, 1996 was $6,750. The amount owed the General Partner at December 31, 1996 was $81,461.

All Partnerships


         It does not appear that even significant increases in oil and gas prices will enable the Partnerships to generate sufficient cash flow to pay their operating and administrative expenses and repay their debt obligations. All of the Partnerships have deficits in their Limited Partners' capital accounts and Enex 88-89 Income and Retirement Fund - Series 2, L.P. and Series 3, L.P. are insolvent under generally accepted accounting principles. Only if oil and gas prices were to sustain much higher levels for a significant period of time would any of the Partnerships be able to cover their ongoing administrative and operating expenses and pay down their outstanding indebtedness to the General Partner. The General Partner believes that an increase in oil and gas prices of this magnitude and duration is extremely unlikely anytime in the foreseeable future.


Fairness of the Proposed Transactions


         Due to the loss of a significant portion of the oil and gas reserves of each Partnership in the Lake Decade field (see "Reasons for Proposed Transactions" above) and the resulting poor financial condition of the Partnerships, the General Partner began to consider the Partnerships' future prospects. Each Partnership's cash flow from operations, indebtedness and negative limited partner capital balances as well as the limited prospects for improvement in market prices of oil and gas were reviewed. At its December 3, 1996 meeting, the General Partner's Board of Directors was advised of the Partnerships' reserve loss and poor financial condition and that market prices for oil and gas were not likely to increase sufficiently to allow the Partnerships to repay their indebtedness, and that the Partnerships should be dissolved and liquidated. The Board was further advised that dissolution and liquidation would probably not provide the Limited Partners of Enex Oil & Gas Income Program IV - Series 3, L.P. and Enex 88-89 Income and Retirement Fund - Series 2, L.P. and Series 3, L.P. with any tangible benefits and only nominal tangible benefits to the Limited Partners of Enex 88-89 Income and Retirement Fund - Series 1, L.P. and Series 4, L.P. However, such transactions would provide the potential for favorable tax consequences to the Limited Partners if they do not own their Interests in an IRA, Keogh or other tax-exempt account. It was noted, however, that a majority of the Interests in the four Enex 88-89 Income and Retirement Fund Partnerships are held in such tax-exempt accounts.

         As previously noted, the General Partner considered, as alternatives to liquidation, consolidating the Partnerships with other partnerships managed by the General Partner and continuing to manage the Partnerships on an ongoing basis. However, in January, 1996, the Board of Directors of the General Partner, a majority of whose members are not employees of the General Partner or any affiliates of the General Partner, unanimously approved the proposed dissolutions and liquidations as being fair and in the best interests of the Limited Partners based on the following factors, in order of their significance:
(i) each Partnership's poor financial condition and prospects, (ii) the potential for certain Limited Partners to realize favorable tax consequences,
(iii) for Enex 88-89 Income and Retirement Fund - Series 1, L.P. and Series 4, L.P. the potential for the Limited Partners to receive a liquidating cash distribution, and (iv) the General Partner's willingness to act as a "buyer of last resort" at the estimated fair market values of the Partnerships' properties as estimated by Gruy (even if all of a Partnership's indebtedness to the General Partner has been satisfied out of proceeds of earlier property sales) which ensures a "floor" or minimum consideration for Partnership properties and thereby ensures an equivalent "ceiling" or maximum amount of forgiveness of indebtedness income each Limited Partner that is not a tax-exempt entity will realize from the proposed transactions, upon which it will be subject to federal income tax (see "Federal Income Tax Consequences" below). All members of the General Partner's Board of Directors were present at all meetings at which the proposed transactions were considered.


         As previously discussed, it is more than likely that the Limited Partners of Enex Oil & Gas Income Program IV Series 3, L.P. and Enex 88-89 Income and Retirement Fund - nd Series 3, L.P. will not be receiving cash or any other tangible consideration and that the Limited Partners of Enex 88-89 Income and Retirement Fund - Series 1, L.P. and Series 4, L.P. will receive only a nominal cash distribution in connection with the proposed dissolutions and liquidations of the Partnerships. The primary benefit of the proposed transactions to the Limited Partners is, in fact, the federal income tax consequences of the proposed transactions to those Limited Partners that are not tax-exempt. Therefore, the General Partner did consider whether the consideration or benefit to the Limited Partners from the proposed transactions constitutes fair value in relation to current market prices, historical market prices, net book value, going concern value, liquidation value, and the estimated fair market values prepared by Gruy. Because it is more than likely that the Limited Partners of Enex Oil & Gas Income Program IV - Series 3, L.P. and Enex 88-89 Income and Retirement Fund - Series 2, L.P. and Series 3, L.P. will not be realizing any value from the Partnerships' properties due to the amount of each Partnership's indebtedness, such values were not given any weight in determining the fairness of the proposed transactions to the Limited Partners beyond the General Partner's reliance on Gruy's fair market value estimates to determine that the Partnerships' liabilities exceeded or will exceed their assets. In addition, the General Partner believes that alternative methods of valuing all the Partnerships' properties, such as using current or historical market prices, prices recently paid by the General Partner for units of Interests ($0 per Unit for each of the Partnerships), net book value, going concern value or Gruy's fair market value would not result in a higher valuation of Partnership properties than the values the General Partner expects to realize through the sale of the Partnerships' oil and gas properties.


         Although the General Partner does not believe that alternative methods of valuing the Partnership properties, such as using current or historical market prices, prices recently paid the General Partner for Interests in the Partnerships, net book value, going concern value or liquidation value, would result in a higher valuation of Partnership properties than that yielded by Gruy's valuation, even were such to be the case, the General Partner would not consider it relevant to a determination of the fairness of the transaction to the Limited Partners. As discussed above, due to the poor financial condition of the Partnerships, in the event the proposed transactions were not approved the General Partner would withdraw as general partner likely leading to the dissolution and liquidation of the Partnerships in any case. In the General Partners' experience, oil and gas properties are generally purchased and sold at prices approximating the purchasers' and sellers' estimates of the discounted present value of the subject oil and gas reserves. Thus, the Gruy estimated fair market valuations, as compared to the other above-referenced valuation methods, represents the best estimation of the realizable value of the Partnership properties.

         Adoption of the proposal to dissolve and liquidate each Partnership requires the affirmative vote of a majority in interest of the Limited Partners of each such Partnership. Because the General Partner holds Interests in each Partnership, the proposals to dissolve and liquidate can be approved without the affirmative vote of a majority of the Interests held by all other Limited Partners. No director or group of directors has retained an unaffiliated representative to act solely on behalf of the Limited Partners for the purposes of negotiating the terms of the proposed plan to dissolve and liquidate the Partnerships or to prepare a report concerning the fairness of such proposals. No firm offer has been made by any person during the preceding 18 months regarding the merger or consolidation of any of the Partnerships, the sale or transfer of all or any substantial part of the assets of any Partnership or securities of any Partnership which would enable the holder thereof to exercise control of such Partnership. The absence of the protections described in the preceding two sentences was considered, but was judged to be immaterial, by the General Partner in determining the fairness of the proposed transactions to the Limited Partners.

Potential Benefits to the Partners

To the Limited Partners


The primary benefits of the proposed transactions to the Limited Partners of Enex 88-89 Income and Retirement Fund - Series 1, L.P. and Series 4, L.P. are the possible receipt of a liquidating cash distribution and for the Limited Partners of all of the Partnerships, the potential to realize favorable tax consequences if the Limited Partner is not a tax-exempt entity and the General Partner's willingness to act as a "buyer of last resort", which ensures a "floor" or minimum consideration for Partnership properties and thereby ensures an equivalent "ceiling" or maximum amount of forgiveness of indebtedness income each Limited Partner that is not a tax-exempt entity will realize from the proposed transactions, upon which he will be subject to federal income tax (see "Federal Income Tax Consequences" below). The General Partner believes there are no detriments of the transactions to the Limited Partners, other than the potential loss of income that might be earned in the future if oil and gas prices rise significantly.

         Enex owns the largest limited partnership interest in each Partnership (see "Record Date, Voting and Security Ownership of Certain Beneficial Owners and Management"). If the proposed dissolutions are approved Enex will participate as a Limited Partner to the extent of its limited partnership interest in the consequences of the liquidation in the same manner as all other Limited Partners that are not tax-exempt entities.


To the General Partner

         As General Partner, Enex will benefit from the proposed transactions by collecting all or a portion of the amounts owed to it by each Partnership upon the sale of each such Partnership's properties, either in the form of cash proceeds of such sales, or as buyer of last resort, the receipt of Partnership properties in exchange for the discharge of Partnership indebtedness to the General Partner. Also, upon the liquidation of the Partnerships, the General Partner will cease to incur the ongoing expenses of administering and operating the Partnerships. Actual administrative expenses paid by the General Partner for each Partnership in 1995 and 1996, as well as estimates of such expenses for 1997 and 1998, are set forth in Table E. Expenses associated with the Partnerships' reporting obligations under the Securities and Exchange Act of 1934, as amended, the preparation of annual tax reports, and annual audits, comprise a significant portion of such administrative expenses. The liquidation and dissolution of the Partnerships will prevent the amounts owed to the General Partner from increasing and reduce the General Partner's risk that the receivables from each Partnership are/or may in the future become uncollectible.

         The General Partner intends to continue to hold any of the Partnership properties it might acquire as a buyer of last resort. The General Partner has no plans to dispose of any of such properties.

         In the event that the General Partner acquires any Partnership properties in connection the proposed plans of dissolution and liquidation of the Partnerships, the General Partner believes that such properties will be profitable due to the elimination of the current ongoing expenses associated with administering and operating the Partnerships.

Record Date, Voting and Security Ownership of Certain Beneficial Owners and Management

         As of the Record Date, the Partnerships had the following numbers of "Units" of limited partnership interest (i.e., the aggregate amount of the Limited Partners' initial subscriptions divided by $500) outstanding and entitled to vote (in each case the number of Units represents 100% of the outstanding limited partnership interests of the Partnership):

                                                             Number of
                                                                Units
  Enex Oil & Gas Income Program IV - Series 3, L.P.             6,079
  Enex 88-89 Income and Retirement Fund - Series 1, L.P.        3,605
  Enex 88-89 Income and Retirement Fund - Series 2, L.P.        3,097
  Enex 88-89 Income and Retirement Fund - Series 3, L.P.        3,413
  Enex 88-89 Income and Retirement Fund - Series 4, L.P.        3,644


         From January 1, 1995 to the date hereof, the General Partner has purchased an aggregate of 263.50, 153.76, 66.36, 21.97 and 46.21 Units of Limited Partnership Interest of Enex Oil & Gas Income Program IV - Series 3, L.P, Enex 88-89 Income and Retirement Fund - Series 1, L.P., Enex 88-89 Income and Retirement Fund - Series 2, L.P., Enex 88-89 Income and Retirement Fund - Series 3, L.P., and Enex 88/89 Income and Retirement Fund - Series 4, L.P., respectively, (including 5.79 30.00, 2.00,6.00 and 2.21, respectively, of such Units during the past sixty (60) days), at an average purchase price per Unit of $6.55, $14.87, $0.00, $0.00 and $1.96, respectively, in accordance with its annual offer to repurchase such interests as required by the Partnership Agreements.


         Approval of the proposal for each Partnership requires the affirmative vote of the holders of a majority-in-interest of that Partnership. The term "the holders of a majority-in-interest" refers to Limited Partners (including the General Partner) holding more than fifty percent of the limited partnership interests of all the Limited Partners of that Partnership. With respect to the proposal, abstentions will be included in determining the presence of a quorum, and will be treated as votes cast against the proposal. "Broker non-votes" will be deemed absent for purposes of determining the presence of a quorum and will be treated as votes cast against the proposal. Any unmarked proxies, including those submitted by brokers and nominees, will be voted in favor of the applicable proposal.

         The following table sets forth for each Partnership, as of the Record Date, the number and percentage of Units beneficially owned by the General Partner. No executive officer or director of the General Partner owns an interest in any of the Partnerships. The General Partner knows of no other person who has beneficial ownership of more than 5% of the outstanding limited partnership interests in any of the Partnerships.

                                                           Enex
                                                           OGIP IV    Enex 88-89 Income and Retirement Fund
                                                           Series 3    Series 1  Series 2   Series 3   Series 4


    Units Beneficially Owned by the General Partner          1,166       467        224       242       240

    Percentage Beneficially Owned by the General Partner   19.1856     12.9543     7.2287    7.0927    6.5868



         The General Partner intends to vote all of the Units it owns in favor of the proposal. Therefore, for each Partnership, if the following percentages of the outstanding Units are voted by other Limited Partners in favor of the proposal, it will be approved:


                                                            Percentage of Units
                                                            Needed to Approve
                                                                  Proposal

     Enex Oil & Gas Income Program IV - Series 3, L.P.            30.8145%
     Enex 88-89 Income and Retirement Fund - Series 1, L.P.       37.0458%
     Enex 88-89 Income and Retirement Fund - Series 2, L.P.       42.7714%
     Enex 88-89 Income and Retirement Fund - Series 3, L.P.       42.9074%
     Enex 88-89 Income and Retirement Fund - Series 4, L.P.       43.4133%


Certain Transactions

         The following amounts relate to transactions between the General Partner and the Partnerships which have occurred since January 1, 1995:

                                                          Allocated General & Administrative Expenses
                                                                                      3 months ended
                                                             1995           1996      March 31, 1997
                                                             ----           ----      --------------
  Enex Oil & Gas Income Program IV - Series 3, L.P.       $17,729        $17,221           $3,921
  Enex 88-89 Income and Retirement Fund - Series 1, L.P.   15,999         16,197            3,904
  Enex 88-89 Income and Retirement Fund - Series 2, L.P.   12,287         12,635            2,993
  Enex 88-89 Income and Retirement Fund - Series 3, L.P.   10,993         11,370            2,672
  Enex 88-89 Income and Retirement Fund - Series 4, L.P.   10,455         10,909            2,554

         The Partnerships reimburse the General Partner for administrative costs incurred on their behalf. Administrative costs allocated to the Partnerships are computed on a cost basis in accordance with standard industry practices by allocating the time spent by the General Partner's personnel among all projects and by allocating rent and other overhead on the basis of the relative direct time charges. The General Partner believes that these amounts are less than administrative charges customarily charged other partnerships because the General Partner manages 34 other partnerships and is, therefore, able to allocate such similar charges over a larger base of partnerships.


         Additional information regarding transactions between the Partnerships and the General Partner is hereby incorporated by reference to Item 7 - Financial Statements and Supplemental Data to each Partnership's Annual Report on Form 10-KSB/A for the year ended December 31, 1996 and Item 1 - Financial Statements (unaudited) to each Partnership's Quarterly Report on Form 10-QSB/A for the fiscal quarter ended March 31, 1997.


No Dissenters' Rights

         Limited Partners will not have, nor be entitled to, any dissenters' or appraisal rights with respect to the proposals under the Partnership Agreements or under applicable law. Generally, in the absence of a breach of the General Partner's fiduciary duty (i.e., to act fairly and in the best interests of the Partnerships and their Limited Partners), Limited Partners who object to the proposed dissolution and liquidation will have no remedy available to them under state law or under the Partnership Agreements if the percentage of Units needed to approve the proposal vote for it (see "Record Date, Voting and Security Ownership of Certain Beneficial Owners and Management" above).

Federal Income Tax Consequences

         In general, the General Partner believes that, with respect to individuals who are citizens or residents of the United States, for federal income tax purposes the proposed liquidation of each Partnership's assets will result in a capital loss to the Limited Partners of each Partnership. In addition to the capital loss, each Partnership will have a net operating loss from the Partnership's current year of operation which will be deductible.
However, if a Limited Partner owns his interest in an IRA, Keogh or other tax-exempt account, he will not be able to utilize the capital loss or the net operating loss. The forgiveness of any indebtedness by the General Partner will constitute ordinary income to the Limited Partners of such Partnership; however, even with this income, the General Partner anticipates that each Partnership will have a net operating loss for 1997.


         If the consideration received in liquidation is equal to the estimated fair market value of the Partnerships' assets, and assuming a limited partner's basis in his partnership interest is equal to his partnership capital account determined for federal income tax purposes, the General Partner believes that the Limited Partners will have a 1997 loss (net of forgiveness of debt income) per $500 Unit of limited partnership interest outstanding approximately equal to the amounts shown below:


                                                                    1997 Loss
                                                                Per $500 Unit

    Enex Oil & Gas Income Program IV - Series 3, L.P.             $ 99.52
    Enex 88-89 Income and Retirement Fund - Series 1, L.P.        $129.41
    Enex 88-89 Income and Retirement Fund - Series 2, L.P.        $205.12
    Enex 88-89 Income and Retirement Fund - Series 3, L.P.        $204.40
    Enex 88-89 Income and Retirement Fund - Series 4, L.P.        $185.85


         Limited Partners of Enex Oil & Gas Income Program IV - Series 3, L.P. may also have suspended passive losses from prior years which may be utilized in the current year to offset income from other sources.

         A Limited Partner of Enex Oil & Gas Income Program IV - Series 3, L.P. also has available for use in the current year a passive loss of $285.87 per $500 Unit of limited partnership interest generated prior to 1997 if he or she is an original investor and has never utilized any of the Partnership's passive losses in prior years. To calculate a Limited Partner's passive loss, he must determine the number of $500 Units he owns by dividing his original investment by $500. This number multiplied by $285.87 will determine his or her passive loss. If the proposal is adopted, an original investor in Enex Oil & Gas Income Program IV - Series 3, L.P. who has not utilized passive losses in prior years, may use such passive loss amount in the current year to offset income from other sources.

         Enex 88-89 Income and Retirement Fund - Series 1, L.P., Series 2, L.P., Series 3, L.P., and Series 4, L.P. own solely royalty interests in oil and gas properties, and all losses generated prior to 1997 for these partnerships were utilizable by the limited partners in the year the loss was generated. Accordingly, these Partnerships have no suspended losses.

         The actual tax consequences to any Limited Partner will depend on the Limited Partner's own tax circumstances. No legal opinion concerning the tax consequences of the proposed transactions has been obtained by the General Partner. The foregoing discussion of the potential federal income tax consequences of the proposed liquidation of the Partnerships has been prepared by Robert E. Densford, Vice President-Finance, Secretary and Treasurer of the General Partner and James A. Klein, Controller of the General Partner, both of whom are certified public accountants. NEVERTHELESS, EACH LIMITED PARTNER SHOULD CONSULT HIS OR HER OWN TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF THE PROPOSED TRANSACTIONS.

Description of Business


         The Partnerships were formed under the New Jersey Uniform Limited Partnership Law (1976). The Partnerships are engaged in the oil and gas business through the ownership of various interests in producing oil and gas properties. For further information, see Item 1 of each Partnership's 1996 Form 10-KSB/A accompanying this Proxy Statement.


Description of Property and Oil and Gas Reserves


         A summary of each Partnership's property acquisitions and quantitative information regarding the Partnership's oil and gas reserves is included in Item 2 of each Partnership's 1996 Form 10-KSB/A accompanying this Proxy Statement and in Table D. Certain oil and gas property reserve information is also included in Tables B, B-1, C, F and G attached hereto. Included in this information are fair market valuations of the properties of each Partnership prepared by Gruy. Gruy has been preparing reserve estimates for each of the Partnership's oil and gas reserves since the inception of each Partnership's operations. Gruy was selected by the General Partner for this task based upon its reputation, experience and expertise in this area. Gruy is an international petroleum consulting firm with offices in Houston and Dallas, Texas. Their staff includes petroleum engineers and geology consultants. Services they provide include reserve estimates, fair value appraisals, geologic studies, expert witness testimony and arbitration.

Valuation of Oil and Gas Properties

         Gruy has estimated for each oil and gas property in which the Partnerships own interests, as of December 31, 1996, the recoverable units of oil and gas and the undiscounted and discounted future net cash flows by year commencing January 1, 1997 and continuing through the estimated productive lives of the properties. The Limited Partners should be aware that the reserves estimated by Gruy are estimates only and should not be construed as being exact amounts. Gruy estimated each Partnership's oil and gas reserves and applied certain assumptions described below regarding price and cost escalations. Future cash flow by year was calculated for each property. The future annual cash flows were then discounted at 10% for time using mid-year discounting. The 10% discount factor, as used by Gruy, is considered to be the industry standard for valuing oil and gas properties. Additionally, it is the standard promulgated by the Securities and Exchange Commission for the valuation of oil and gas properties. Following the time value discounting described above, a risk factor was then applied by Gruy to the total discounted cash flow of each property. The risk factor was applied for each reserve type and ownership type. The risk factor is applied by Gruy to the extent it determines appropriate based on its considerations of the particular location, type of interest, category of reserves and operational characteristics of such reserves. The risk factors applied to proved producing reserves ranged from a low of 66.0% to a high of 72.4% where Partnership properties consisted of working interests and net profits interests and from 74.6% to 75.9% where properties consisted of overriding royalty interests. See attached Table B-1 for a list of properties, the various risk factors applied to each property, and the Partnerships which own the property. Gruy allocated the estimates among the Partnerships on a pro-rata basis in accordance with their respective ownership interest in each of the properties evaluated. See Tables C and D. The resulting value for each Partnership is included in Table 1 and in Table B and is labeled Fair Market Value of Oil and Gas Reserves.


         Future net revenues were estimated by Gruy using a 12 month average oil price of $20.75 per barrel and gas prices ranging from $1.15 per Mcf to $2.65 per Mcf, such gas prices representing average prices received over the last 12 months for each field or property. The posted price of oil on January 1, 1997 was approximately $25 per barrel. The January 1, 1997 gas price varied on each property and ranged from $1.00 to $5.15 per Mcf. On March 1, 1997 oil prices averaged $19.50 per barrel and gas prices ranged from $.90 to $3.23 per Mcf. Future operating costs and capital expenditures were estimated by the General Partner and utilized by Gruy in the future cash flow estimates. Prices and costs were escalated as follows: Oil prices were escalated 2.65% in 1998, 3.52% in 1999, 3.49% in 2000, 3.55% in 2001, and 3.5% each year thereafter to a maximum of $34.00 per barrel. Natural gas prices were escalated 1.33% in 1998, 3.51% in 1999, 3.39% in 2000, 3.60% in 2001, and 3.5% thereafter to a maximum of $3.70 per thousand cubic feet. Operating expenses and future capital investments were escalated at the rate of 3.5% per year until the year in which the primary product reached its maximum price.


         According to Gruy, there are basically two approaches for the estimation of the fair market value of oil and gas properties; the income approach and the market data approach. The income approach requires the estimation of reserves, identification of their categories (proved, probable and possible), a detailed cash flow projection and the proper application of risk factors. The market data approach utilizes comparable sales of properties in the area. Fair market values were estimated using the income approach as opposed to the market data approach because it is difficult to identify sales of oil and gas properties that are comparable in net reserves, product prices, location, operating expenses and operator expertise. For proved producing properties, the estimated discounted future net revenue was reduced to a fair market value by multiplying by a suitable fraction that accounts for the risk associated with such an investment. The fair market value method is considered to more accurately value all types of properties as compared to the net present value method. The net present value method, where the cash flow stream is discounted at some rate higher than the weighted cost of capital, tends to undervalue long-life properties and overvalue short-life properties.

Principal Executive Offices and Telephone Number

     The principal executive offices and telephone number of each Partnership are as follows: c/o Enex Resources Corporation, Three Kingwood Place, Suite 200, 800 Rockmead Drive, Kingwood, Texas 77339, attention Corporate Secretary, telephone: (281) 358-8401.

Information Concerning the General Partner

         Enex was incorporated on August 17, 1979 in Colorado. On June 30, 1992, Enex reincorporated in Delaware. Enex is engaged in the business of acquiring interests in producing oil and gas properties and managing oil and gas income limited partnerships. Enex's operations are concentrated in this single industry segment.

         Enex's principal executive offices are maintained at 800 Rockmead Drive, Three Kingwood Place, Kingwood, Texas 77339. The telephone number at these offices is (281) 358-8401. Enex has no regional offices.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the only business which the General Partner intends to present at the Special Meetings are the matters set forth in the accompanying Notice of Special Meetings. The General Partner has no knowledge of any other business to be presented at the Special Meetings. If other business consisting of matters of which the General Partner has no current knowledge or matters incident to the conduct of a Special Meeting is brought before a Special Meeting, the persons named in the enclosed form of proxy will vote according to their discretion.

         Representatives of Deloitte & Touche LLP are expected to be present at the Special Meetings. They will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                       DOCUMENTS INCORPORATED BY REFERENCE

         This Proxy Statement incorporates by reference the following documents which have been filed by each Partnership with the Commission:


         (1) Each Partnership's Annual Report on Form 10-KSB/A for the year ended December 31, 1996, copies of which accompany this Proxy Statement; and

         (2) Each Partnership's Quarterly Report on Form 10-QSB/A for the fiscal quarter ended March 31, 1997, copies of which accompany this Proxy Statement.

         The Proxy Statement specifically incorporates herein by reference the information set forth in the following sections contained in each Partnership's Annual Report on Form 10-KSB/A: Item 1-Business; Item 2-Properties; Item 3-Legal Proceedings; Item 5-Market for Common Equity and Related Security Holder Matters; Item 6-Management's Discussion and Analysis of Results of Operations and Financial Condition; and Item 7-Financial Statements and Supplementary Data. The following sections of the Quarterly Reports on Form 10-QSB/A are specifically incorporated herein by reference: Item 1 - Financial Statements (unaudited).



                       By Order of the Board of Directors
                             of the General Partner

                                                ROBERT E. DENSFORD
                                                Vice President-Finance,
                                                Secretary and Treasurer

                                     TABLE A
Selected Financial Data                                              Enex Oil & Gas Income
                                                                  Program IV - Series 3, L.P.
                                                      -----------------------------------------------------
                                                                              Year ended
                                                                             December 31,
                                                      -----------------------------------------------------
                                                          1996          1995          1994        1993
Total revenues                                             $158,257     $117,994      $292,260    $259,991

Net (loss)                                                ($514,423)    ($15,990)    ($159,910)  ($279,442)
Net (loss) per $500 unit                                       ($85)         ($3)         ($29)       ($47)
Cash flow from operations                                   $10,842       $5,214      $178,248     $61,230
Cash flow from operations per $500 unit                          $2           $1           $29         $10
Limited Partners' capital (deficit)                        ($13,447)    $505,968      $546,510    $782,974
Limited Partners' capital (deficit) per $500 unit               ($2)         $83           $90        $129
Cash distributions to Limited Partners                            -      $22,282       $62,872     $56,873
Cash distributions to Limited Partners per $500 unit              -           $4           $10          $9
Debt payable to general partner                             $55,180      $85,800      $106,486    $162,282
Total debt                                                  $87,193     $114,169      $155,623    $223,256


                                     TABLE A
Selected Financial Data
                                                                   Enex 88-89 Income & Retirement
                                                                         Fund-Series 1, L.P.
                                                       -----------------------------------------------------
                                                                         Year ended
                                                                         December 31,
                                                       -----------------------------------------------------
                                                           1996         1995           1994        1993
Total revenues                                             $45,540     $36,385        $96,831    $109,677

Net (loss)                                               ($325,307)   ($39,273)      ($24,899)   ($98,953)
Net (loss) per $500 unit                                      ($90)       ($11)           ($7)       ($30)
Cash flow from operations                                   $2,851      $3,902        $72,136     $76,998
Cash flow from operations per $500 unit                         $1          $1            $20         $21
Limited Partners' capital (deficit)                       ($25,117)   $302,419       $349,914    $444,760
Limited Partners' capital (deficit) per $500 unit              ($7)        $84            $97        $123
Cash distributions to Limited Partners                           -      $6,840        $69,947     $79,076
Cash distributions to Limited Partners per $500 unit             -          $2            $19         $22
Debt payable to general partner                            $86,431    $101,631       $121,735    $117,337
Total debt                                                 $88,916    $104,133       $124,785    $118,501


                                     TABLE A
Selected Financial Data                                        Enex 88-89 Income & Retirement
                                                                   Fund - Series 2, L.P.
                                                      -----------------------------------------------------
                                                                         Year ended
                                                                         December 31,
                                                      -----------------------------------------------------
                                                          1996          1995          1994        1993
Total revenues                                              $24,079      $22,555       $34,264     $29,847

Net income (loss)                                         ($284,164)     ($8,412)    ($121,166)  ($140,242)
Net income (loss) per $500 unit                                ($92)         ($3)         ($39)       ($46)
Cash flow from operations                                    $1,413        ($436)      $29,727     $20,622
Cash flow from operations per $500 unit                          $0           $0           $10          $7
Limited Partners' capital (deficit)                       ($134,892)    $150,106      $163,349    $307,970
Limited Partners' capital (deficit) per $500 unit              ($44)         $48           $53         $99
Cash distributions to Limited Partners                            -       $3,958       $21,935     $22,376
Cash distributions to Limited Partners per $500 unit              -           $1            $7          $7
Debt payable to general partner                            $155,870     $162,401      $174,344    $162,061
Total debt                                                 $158,010     $164,000      $177,167    $162,976


                                     TABLE A
Selected Financial Data                                            Enex 88-89 Income & Retirement
                                                                      Fund - Funde- Series.3, L.P.
                                                       -----------------------------------------------------
                                                                           Year ended
                                                                           December 31,
                                                       -----------------------------------------------------
                                                           1996         1995           1994        1993
Total revenues                                               $40,352     $35,495        $45,980     $48,119

Net income (loss)                                          ($245,531)        $96       ($90,585)  ($146,837)
Net income (loss) per $500 unit                                 ($72)         $0           ($27)       ($44)
Cash flow from operations                                     $5,398     ($1,734)       $34,332    ($29,204)
Cash flow from operations per $500 unit                           $2         ($1)           $10         ($9)
Limited Partners' capital (deficit)                         ($45,881)   $202,291       $209,046    $328,747
Limited Partners' capital (deficit) per $500 unit               ($13)        $59            $61         $96
Cash distributions to Limited Partners                             -      $4,525        $26,273     $29,204
Cash distributions to Limited Partners per $500 unit               -          $1             $8          $9
Debt payable to general partner                              $95,435    $111,254       $140,539    $135,559
Total debt                                                   $97,166    $112,849       $143,401    $136,533

                                     TABLE A

Selected Financial Data                                        Enex 88-89 Income & Retirement
                                                                    Fund - Series 4, L.P.
                                                      -----------------------------------------------------
                                                                      Year ended
                                                                     December 31,
                                                      -----------------------------------------------------
                                                          1996          1995          1994        1993
Total revenues                                              $51,886      $42,536       $63,887     $28,405

Net (loss)                                                ($218,333)     ($1,658)     ($89,707)  ($103,530)
Net (loss) per $500 unit                                       ($60)         ($0)         ($25)       ($29)
Cash flow from operations                                    $6,750        ($541)      $34,483     $24,406
Cash flow from operations per $500 unit                          $2           $0            $9          $7
Limited Partners' capital (deficit)                         ($1,668)    $220,447      $230,320    $351,069
Limited Partners' capital (deficit) per $500 unit               ($0)         $60           $63         $96
Cash distributions to Limited Partners                            -       $4,633       $94,452     $27,552
Cash distributions to Limited Partners per $500 unit              -           $1           $26          $7
Debt payable to general partner                             $81,461     $108,048      $143,307    $150,295
Total debt                                                  $83,790     $110,404      $146,634    $151,944

                                     TABLE B

Oil and gas reserves                                     Enex Oil & Gas Income
                                                         Program IV - Series 3, L.P.
                                                 ----------------------------------------------------------
                                                                       At December 31,
                                                    -------------------------------------------------------
                                                        1996          1995          1994          1993
Proved Reserves:
    Oil (bbls)                                             6,303        13,241        17,512        24,439
    Oil (bbls) per $500 unit                                   1             2             3             4
    Gas (mcf)                                             16,266       279,759       336,916       359,087
    Gas (mcf) per $500 unit                                    2            41            50            53
Estimated future net cash flows                         $138,684      $735,530      $663,244      $945,469
Estimated future net cash flows per $500 unit                $23          $121          $109          $156
Discounted (at 10%) future net cash flows               $120,508      $582,866      $549,817      $756,548
Discounted (at 10%) future net cash
    flows per $500 unit                                      $20           $96           $90          $124
Fair market value of oil and gas reserves                $52,520
Fair market value of oil
     and gas reserves per $500 unit                           $9


                                     TABLE B

Oil and gas reserves                                     Enex 88-89 Income & Retirement
                                                           Fund - Series 1, L.P.
                                                 ------------------------------------------------------
                                                                    At December 31,
                                                 ------------------------------------------------------
                                                    1996          1995          1994          1993
Proved Reserves:
    Oil (bbls)                                         2,255         7,286         8,001         9,311
    Oil (bbls) per $500 unit                               1             2             2             2
    Gas (mcf)                                         75,388       295,695       335,946       360,412
    Gas (mcf) per $500 unit                               19            74            84            90
Estimated future net cash flows                     $292,569      $654,570      $598,589      $995,458
Estimated future net cash flows per $500 unit            $81          $182          $166          $276
Discounted (at 10%) future net cash flows           $217,921      $361,969      $364,469      $596,231
Discounted (at 10%) future net cash
    flows per $500 unit                                  $60          $100          $101          $165
Fair market value of oil and gas reserves            $98,850
Fair market value of oil
     and gas reserves per $500 unit                      $27



                                     TABLE B

Oil and gas reserves                                   Enex 88-89 Income & Retirement
                                                           Fund - Series 2, L.P.
                                                 ----------------------------------------------------------
                                                                   At December 31,
                                                    -------------------------------------------------------
                                                        1996          1995          1994          1993
Proved Reserves:
    Oil (bbls)                                             2,340         5,380         6,194         7,889
    Oil (bbls) per $500 unit                                   1             2             2             2
    Gas (mcf)                                             10,335       152,019       179,883       193,647
    Gas (mcf) per $500 unit                                    3            44            52            56
Estimated future net cash flows                          $67,026      $375,329      $326,472      $462,847
Estimated future net cash flows per $500 unit                $22          $121          $105          $149
Discounted (at 10%) future net cash flows                $53,793      $294,809      $270,561      $370,427
Discounted (at 10%) future net cash
    flows per $500 unit                                      $17           $95           $87          $120
Fair market value of oil and gas reserves                $23,849
Fair market value of oil
     and gas reserves per $500 unit                           $8


                                     TABLE B

Oil and gas reserves                                      Enex 88-89 Income & Retirement
                                                             Fund - Series 3, L.P.
                                                 ------------------------------------------------------
                                                                At December 31,
                                                 ------------------------------------------------------
                                                    1996          1995          1994          1993
Proved Reserves:
    Oil (bbls)                                         4,876         7,620         8,254         9,998
    Oil (bbls) per $500 unit                               1             2             2             3
    Gas (mcf)                                         19,486       148,547       173,824       187,344
    Gas (mcf) per $500 unit                                5            39            46            49
Estimated future net cash flows                     $144,895      $391,293      $332,598      $451,613
Estimated future net cash flows per $500 unit            $42          $115           $97          $132
Discounted (at 10%) future net cash flows           $110,882      $306,500      $275,782      $362,893
Discounted (at 10%) future net cash
    flows per $500 unit                                  $32           $90           $81          $106
Fair market value of oil and gas reserves            $52,159
Fair market value of oil
     and gas reserves per $500 unit                      $15


                                     TABLE B

                                                              Enex 88-89 Income & Retirement
Oil and gas reserves                                          Fund - Series 4, L.P.
                                                    -------------------------------------------------------
                                                                   At December 31,
                                                    -------------------------------------------------------
                                                        1996          1995          1994          1993
Proved Reserves:
    Oil (bbls)                                             5,524         7,979         9,417        12,875
    Oil (bbls) per $500 unit                                   1             2             2             3
    Gas (mcf)                                             93,757       179,012       200,633       205,307
    Gas (mcf) per $500 unit                                   23            44            50            50
Estimated future net cash flows                         $294,355      $392,657      $354,103      $487,614
Estimated future net cash flows per $500 unit                $81          $108           $97          $134
Discounted (at 10%) future net cash flows               $211,952      $310,904      $294,689      $394,412
Discounted (at 10%) future net cash
    flows per $500 unit                                      $58           $85           $81          $108
Fair market value of oil and gas reserves                $81,706
Fair market value of oil
     and gas reserves per $500 unit                          $22

                                    TABLE B-1


                                        Enex Oil & Gas Income Program IV - Series 3, L.P.

                           Reserve          Type of           Discounted (@ 10%)        Risk              Fair Market
Property Name              Category(1)      Interest(2)       Net Cash Flows            Factors(3)            Value

Bagley                     PDP              WI                   $  40,051                .72408          $    29,000
Brighton                   PDP              WI                   $  33,336                .70554          $    23,520
Lake Decade                PDP              WI                   $   4,797                   -            $         0

         Total                                                                                            $    52,520


                                     Enex 88-89 Income and Retirement Fund - Series 1, L.P.

                           Reserve          Type of           Discounted (@ 10%)        Risk              Fair Market
Property Name              Category(1)      Interest(2)       Net Cash Flows            Factors(3)            Value

Corinne                    PDP              ORRI                 $ 103,695                .75944          $    78,750
Byrum B                    PDP              ORRI                 $   6,837                .74594          $     5,100
Bagley                     PDP              NPI                  $  20,716                .72407          $    15,000
Lake Decade                PDP              NPI                  $   1,199                   -            $         0

         Total                                                                                            $    98,850


                                     Enex 88-89 Income and Retirement Fund - Series 2, L.P.

                           Reserve          Type of           Discounted (@ 10%)        Risk              Fair Market
Property Name              Category(1)      Interest(2)       Net Cash Flows            Factors(3)            Value

Byrum B                    PDP              ORRI                 $   6,636                .74593          $     4,950
Bagley                     PDP              NPI                  $  11,049                .72405          $     8,000
Elmac                      PDP              NPI                  $  16,515                .65995          $    10,899
Lake Decade                PDP              NPI                  $   2,549                   -            $         0

         Total                                                                                            $    23,849


                                     Enex 88-89 Income and Retirement Fund - Series 3, L.P.

                           Reserve          Type of           Discounted (@ 10%)        Risk              Fair Market
Property Name              Category(1)      Interest(2)       Net Cash Flows            Factors(3)            Value

Byrum B                    PDP              ORRI                 $   6,636                .74593          $     4,950
Bagley                     PDP              NPI                  $  11,739                .72408          $     8,500
Elmac                      PDP              NPI                  $  58,655                .65994          $    38,709
Lake Decade                PDP              NPI                  $   2,399                    -           $         0

         Total                                                                                            $    52,159


                                     Enex 88-89 Income and Retirement Fund - Series 4, L.P.

                           Reserve          Type of           Discounted (@ 10%)        Risk              Fair Market
Property Name              Category(1)      Interest(2)       Net Cash Flows            Factors(3)            Value

Lake Decade                PDP              NPI                  $   2,174                   -            $         0
Bagley                     PDP              NPI                  $  12,430                .72405          $     9,000
Elmac                      PDP              NPI                  $  26,830                .65993          $    17,706
Speary                     PDP              NPI                  $  75,938                .72428          $    55,000

         Total                                                                                            $    81,706


(1)      PDP   = proved developed producing reserves

(2)      WI    = working interest
         ORRI = overriding royalty interest
         NPI = net profit royalty interest

(3) Risk factors were determined by H.J. Gruy and Associates and consider risk, location, type of interest, category of reserves and operational characteristics of each property.

                                     TABLE C
                                 PROPERTY DETAIL

                                                                                                     Working Interest %*
                                                                                      -------------------------------------------
Acquisition State    Field   Operator Name                Well Name             Type   403      521     522       523      524

Corinne       MS    Corinne  Samson Resources Co.     Dabbs 4-2                   GAS
Corinne       MS    Corinne  Samson Resources Co.     Dabbs RT 01                 GAS
Corinne       MS    Corinne  Samson Resources Co.     Dabbs RT 02                 GAS
Corinne       MS    Corinne  Samson Resources Co.     Dabbs RT 2-2                GAS
Corinne       MS    Corinne  Samson Resources Co.     Dabbs Richardson 6-2        GAS
Corinne       MS    Corinne  Samson Resources Co.     Duke 13-3                   OIL
Corinne       MS    Corinne  Samson Resources Co.     Gore Heirs Unit 1-12        GAS
Corinne       MS    Corinne  Samson Resources Co.     Richardson 4-2              GAS
Corinne       MS    Corinne  Samson Resources Co.     Richardson T A 02           GAS
Corinne       MS    Corinne  Samson Resources Co.     Richardson T A 04           GAS
Corinne       MS    Corinne  Samson Resources Co.     Richardson T A 5-1 & 5-2    GAS
Corinne       MS    Corinne  Samson Resources Co.     Richardson T A 06           GAS
Corinne       MS    Corinne  Samson Resources Co.     Scott Turner Unit           GAS

Speary        TX     Speary  Enex Resources Corp      Bessie Hackney Gas Unit     GAS
Speary        TX     Speary  Enex Resources Corp      John A Hackney              GAS
Speary        TX     Speary  Enex Resources Corp      Landgrebe Leroy             OIL
Speary        TX     Speary  Enex Resources Corp      Lyons Unit 1                OIL
Speary        TX     Speary  Enex Resources Corp      Wessendorff Joe C 01        OIL


Bryum B       MI    Onondaga Global Nat'l Resources   Byrum 1-28                  OIL

Brighton      MI    Brighton Global Nat'l Resources   Caid 1-11                   OIL   6.30000
Brighton      MI    Brighton Global Nat'l Resources   Swan 1-11                   OIL   7.45500

Lake Decade   LA  Lake Decade Southwestern Energy      Fina Fee 06                GAS   1.94100

Elmac Hills   MI    Charlton Don Yohe Enterprises     Elmac Hills 1-19            OIL                     0.84406  2.99780  1.37122
Elmac Hills   MI    Charlton Don Yohe Enterprises     Elmac Hills 1-18            OIL
Elmac Hills   MI    Charlton Don Yohe Enterprises     Elmac Hills 2-18            OIL

Bagley        MI     Bagley  Terra Energy Limited     Bagley Unit                 OIL   4.31608  2.23245  1.19064  1.26506  1.33947

============================

* "403" refers to Enex Oil & Gas Income Program IV - Series 3, L. P. "521" refers to Enex 88-89 Income and Retirement Fund - Series 1, L. P. "522" refers to Enex 88-89 Income and Retirement Fund - Series 2, L.P. "523" refers to Enex 88-89 Income and Retirement Fund - Series 3, L. P. "524" refers to Enex 88-89 Income and Retirement Fund - Series 4, L.P.

                                     TABLE C
                                 PROPERTY DETAIL

                                                                                                Revenue Interest %*
                                                                                    ---------------------------------------------
Acquisition State    Field     Operator Name                       Well Name    Type  403    521        522       523      524

Corinne       MS    Corinne    Samson Resources Co.     Dabbs 4-2                GAS          0.05127
Corinne       MS    Corinne    Samson Resources Co.     Dabbs RT 01              GAS          0.05127
Corinne       MS    Corinne    Samson Resources Co.     Dabbs RT 02              GAS          0.82032
Corinne       MS    Corinne    Samson Resources Co.     Dabbs RT 2-2             GAS          0.82032
Corinne       MS    Corinne    Samson Resources Co.     Dabbs Richardson 6-2     GAS          1.73668
Corinne       MS    Corinne    Samson Resources Co.     Duke 13-3                OIL          0.8203125
Corinne       MS    Corinne    Samson Resources Co.     Gore Heirs Unit 1-12     GAS          0.410158
Corinne       MS    Corinne    Samson Resources Co.     Richardson 4-2           GAS          2.606772
Corinne       MS    Corinne    Samson Resources Co.     Richardson T A 02        GAS          0.893228
Corinne       MS    Corinne    Samson Resources Co.     Richardson T A 04        GAS          2.606775
Corinne       MS    Corinne    Samson Resources Co.     Richardson T A 5-1 & 5-2 GAS          3.57292
Corinne       MS    Corinne    Samson Resources Co.     Richardson T A 06        GAS          1.73689
Corinne       MS    Corinne    Samson Resources Co.     Scott Turner Unit        GAS          0.82031

Speary        TX     Speary    Enex Resources Corp      Bessie Hackney Gas Unit  GAS                                        7.73598
Speary        TX     Speary    Enex Resources Corp      John A Hackney           GAS                                        7.85660
Speary        TX     Speary    Enex Resources Corp      Landgrebe Leroy          OIL                                        8.03400
Speary        TX     Speary    Enex Resources Corp      Lyons Unit 1             OIL                                        7.72500
Speary        TX     Speary    Enex Resources Corp      Wessendorff Joe C 01     OIL                                        7.70000


Bryum B       MI    Onondaga   Global Nat'l Resources   Byrum 1-28               OIL          1.02000     0.99000  0.99000

Brighton      MI    Brighton   Global Nat'l Resources   Caid 1-11                OIL 5.5125
Brighton      MI    Brighton   Global Nat'l Resources   Swan 1-11                OIL 6.49032

Lake Decade   LA  Lake Decade   Southwestern Energy     Fina Fee 06              GAS 1.38146  0.345366    0.73390  0.69073  0.62597

Elmac Hills   MI    Charlton   Don Yohe Enterprises     Elmac Hills 1-19         OIL                      0.66435  2.35953  1.07928
Elmac Hills   MI    Charlton   Don Yohe Enterprises     Elmac Hills 1-18         OIL
Elmac Hills   MI    Charlton   Don Yohe Enterprises     Elmac Hills 2-18         OIL

Bagley        MI     Bagley    Terra Energy Limited     Bagley Unit              OIL 3.611799 1.86816     0.99636  1.05863  1.120905

============================

* "403" refers to Enex Oil & Gas Income Program IV - Series 3, L. P. "521" refers to Enex 88-89 Income and Retirement Fund - Series 1, L. P. "522" refers to Enex 88-89 Income and Retirement Fund - Series 2, L.P. "523" refers to Enex 88-89 Income and Retirement Fund - Series 3, L. P. "524" refers to Enex 88-89 Income and Retirement Fund - Series 4, L.P.

                                     TABLE D
                   GROSS AND NET PRODUCTIVE OIL AND GAS WELLS
                             AS OF December 31, 1996


                                                            RODUCTIVE OIL WELLS(1)         PRODUCTIVE  GAS  WELLS(1)
                                                  ---------------------------------     ------------------------------
                                                             NET WORKING      NET                NET WORKING     NET
PARTNERSHIP                                          GROSS    INTEREST    ROYALTY        GROSS    INTEREST     ROYALTY
                                                   WELLS(2)     WELLS       WELLS       WELLS(2)   WELLS        WELLS

Enex Oil & Gas Income Program IV-Series 3, L.P.        9        0.442        -             2       0.047          -
Enex 88-89 Inc. & Ret. Fund - Series 1, L.P.           9          -        0.175           17        -          0.256
Enex 88-89 Inc. & Ret. Fund - Series 2, L.P.          11          -        0.119           5         -          0.047
Enex 88-89 Inc. & Ret. Fund - Series 3, L.P.          11          -        0.189           5         -          0.036
Enex 88-89 Inc. & Ret. Fund - Series 4, L.P.          14          -        0.536           7         -          0.153



(1) Productive wells are producing wells and wells capable of production, including shut-in wells. A gross well is a well in which an an interest is held. The number of gross wells is the total number of wells in which an interest is owned. A net working interest (W.I.) well is deemed to exist when the sum of the fractional ownership interests in gross W.I. wells equals one. The number of net W.I. wells is the sum of the fractional interests owned in gross W.I. wells, expressed as whole numbers and fractions thereof. A net royalty well is deemed to exist when the sum of gross royalty wells equals one. The number of net royalty wells is the sum of the fractional owned in gross royalty wells, expressed as whole numbers and fractions thereof.

(2) Totals for gross wells have been reduced to adjust for ownership by more than one Partnership.



                        GROSS AND NET PRODUCTIVE ACREAGE
                           AND UNDEVELOPED ACREAGE(1)


                                                     DEVELOPED (2)                    DEVELOPED (2)
                                                     WORKING INTEREST                 ROYALTY
                                                     ACREAGE(3)                       ACREAGE (3)
                                                ---------------------------       -----------------------
                                                    GROSS         NET               GROSS        NET
PARTNERSHIP                                        ACRES(4)      ACRES            ACRES(4)      ACRES

Enex Oil & Gas Income Program IV-3, L.P.            1,824       68.57                 -           -
Enex 88-89 Inc. & Ret. Fund - Series 1, L.P.          -           -                 4,465        69.76
Enex 88-89 Inc. & Ret. Fund - Series 2, L.P.          -           -                 2,785        30.26
Enex 88-89 Inc. & Ret. Fund - Series 3, L.P.          -           -                 2,785        33.07
Enex 88-89 Inc. & Ret. Fund - Series 4, L.P.          -           -                 3,457       112.98


(1)    The Partnerships have no undeveloped acreage.

(2)   Developed acres are acres spaced or assigned to productive wells.

(3) A gross acre is an acre in which an interest is owned. The number of gross acres is the total number of acres in which such interest is owned a net working interest acre is deemed to exist when the sum of fractional ownership of working interests owned in gross acres equals one. The number of net working interest acres is the sum of fractional working interests owned in gross acres expressed in whole numbers and fractions thereof. A net royalty acre is deemed to exist when the sum of fractional ownership of royalty interests owned in gross acres equals one. The number of net royalty acres is the sum of fractional royalty interests owned in gross acres expressed as whole numbers and fractions thereof.

(4) Totals for gross acres have been reduced to adjust for ownership by more than one Partnership.

                                     TABLE E

                       General and Administrative Charges


   Partnership              1995                        1996                 1997 Estimated                1998 Estimated
                   ----------------------     ------------------------   -------------------------    ----------------------
      Number        Direct Costs    Total      Direct Costs     Total     Direct Costs     Total       Direct Costs   Total
       (1)               (2)                        (2)                        (2)                         (2)
       403             $2,018   $19,747           $7,937      $25,158        $8,731      $27,674         $9,604     $30,441
       521             $1,991   $17,990           $3,036      $19,233        $3,340      $21,156         $3,674     $23,272
       522               $862   $13,149           $2,601      $15,236        $2,861      $16,760         $3,147     $18,436
       523               $776   $11,769           $2,171      $13,541        $2,388      $14,895         $2,627     $16,385
       524             $1,897   $12,352           $2,881      $10,909        $3,169      $12,000         $3,486     $13,200


  (1)  See Table C for partnership names.

  (2) Direct costs consist of tax preparation, audit and Securities Exchange Commission filing fees.

                            TABLE F

SUPPLEMENTARY OIL AND GAS INFORMATION
(UNAUDITED)

Standardized  Measure of  Discounted  Future Net Cash Flows and Changes Therein
 Relating to Proved Oil and Gas Reserves at December 31, 1996 and 1995.


The future cash flows shown below were calculated using year-end oil and gas prices in accordance with Statement of Financial Accounting Standards No. 69.


     The following presents the Partnerships' standardized measure of discounted future net cash flows as of December 31, 1996 and 1995.

                                                  Enex Oil & Gas Income                  Enex 88-89 Income & Retirement
                                                  Program IV - Series 3, L.P.            Fund - Series 1, L.P.
                                               ---------------------------------   -------------------------------------
                                                 1996                1995               1996                1995
                                               -------------    ----------------   ----------------   ------------------

Future cash inflows                                $226,464            $929,191           $344,873             $758,351
Future production and development costs             (87,780)           (193,661)           (52,304)            (103,781)
                                               -------------    ----------------   ----------------   ------------------

Future net cash flows                               138,684             735,530            292,569              654,570

10% annual discount                                 (18,176)           (152,664)           (74,648)            (292,601)
                                               -------------    ----------------   ----------------   ------------------

Standardized measure of future discounted
net cash flows of proved oil and gas reserves      $120,508            $582,866           $217,921             $361,969
                                               =============    ================   ================   ==================

     The following presents the principal sources of changes in the standardized measure of discounted future net cash flows during 1996 and 1995.

                                                 Enex Oil & Gas Income                  Enex 88-89 Income & Retirement
                                                 Program IV - Series 3, L.P.            Fund - Series 1, L.P.
                                                ---------------------------------   -------------------------------------
                                                  1996                1995               1996                1995
                                                -------------    ----------------   ----------------   ------------------
Sales and transfers of oil and gas produced,
   net of production costs                          ($75,709)           ($42,448)          ($41,527)            ($31,804)

Net changes in prices and production costs           164,614              37,251            210,845               81,436

Revisions of previous quantity estimates            (577,806)            (68,258)          (388,016)             (27,780)

Accretion of discount                                 15,266              11,343             29,260               23,412

Changes in production rates (timing) and other        11,277              95,161             45,390              (47,764)
                                                -------------    ----------------   ----------------   ------------------

Changes in standardized measure of
   discounted future net cash flows                ($462,358)            $33,049          ($144,048)             ($2,500)
                                                =============    ================   ================   ==================

--------------------------------------------------------------------------

                       TABLE F (contined)

SUPPLEMENTARY OIL AND GAS INFORMATION
(UNAUDITED)

     The following presents the Partnerships' standardized measure of discounted future net cash flows as of December 31, 1996 and1995.

                                                 Enex 88-89 Income & Retirement           Enex 88-89 Income & Retirement
                                                  Fund - Series 2, L.P.                    Fund - Series 3, L.P.
                                                ----------------------------------     -------------------------------------
                                                   1996                1995                 1996                1995
                                                --------------    ----------------     ----------------   ------------------
Future cash inflows                                   $96,975            $464,914             $199,262             $499,732
Future production and development costs               (29,949)            (89,585)             (54,367)            (108,439)
                                                --------------    ----------------     ----------------   ------------------

Future net cash flows                                  67,026             375,329              144,895              391,293

10% annual discount                                   (13,233)            (80,520)             (34,013)             (84,793)
                                                --------------    ----------------     ----------------   ------------------

Standardized measure of future discounted
net cash flows of proved oil and gas reserves         $53,793            $294,809             $110,882             $306,500
                                                ==============    ================     ================   ==================

     The following presents the principal sources of changes in the standardized measure of discounted future net cash flows during 1996 and 1995.

                                                  Enex 88-89 Income & Retirement           Enex 88-89 Income & Retirement
                                                  Fund - Series 2, L.P.                    Fund - Series 3, L.P.
                                                ---------------------------------     -------------------------------------
                                                  1996                1995                 1996                1995
                                                -------------    ----------------     ----------------   ------------------
Sales and transfers of oil and gas produced,
   net of production costs                          ($23,586)           ($21,885)            ($39,985)            ($35,022)

Net changes in prices and production costs            62,733              91,134              100,939               94,453

Revisions of previous quantity estimates            (286,383)            (32,361)            (262,754)             (16,653)

Accretion of discount                                 29,481              27,056               30,650               27,578

Changes in production rates (timing) and other       (23,261)            (39,696)             (24,468)             (39,638)
                                                -------------    ----------------     ----------------   ------------------
Changes in standardized measure of
   discounted future net cash flows                ($241,016)            $24,248            ($195,618)             $30,718
                                                =============    ================     ================   ==================

------------------------------------------------------------------------------

                              TABLE F (contined)

SUPPLEMENTARY OIL AND GAS INFORMATION
(UNAUDITED)

     The following presents the Partnerships' standardized measure of discounted future net cash flows as of December 31, 1996 and1995.

                                                Enex 88-89 Income & Retirement
                                                Fund - Series 4, L.P.
                                               -------------------------------
                                                   1996             1995
                                               ---------------    ------------

Future cash inflows                                  $502,757        $566,251
Future production and development costs              (208,402)       (173,594)
                                               ---------------    ------------

Future net cash flows                                 294,355         392,657

10% annual discount                                   (82,403)        (81,753)
                                               ---------------    ------------

Standardized measure of future discounted
net cash flows of proved oil and gas reserves        $211,952        $310,904
                                               ===============    ============

     The following presents the principal sources of changes in the standardized measure of discounted future net cash flows during 1996 and 1995.

                                                 Enex 88-89 Income & Retirement
                                                 Fund - Series 4, L.P.
                                                 ----------------------------
                                                   1996            1995
                                                 -------------   ------------
Sales and transfers of oil and gas produced,
   net of production costs                           ($51,616)      ($42,110)

Net changes in prices and production costs             81,440         63,127

Revisions of previous quantity estimates             (118,372)         4,099

Accretion of discount                                  31,090         29,469

Changes in production rates (timing) and other        (41,494)       (38,370)
                                                 -------------   ------------

Changes in standardized measure of
   discounted future net cash flows                  ($98,952)       $16,215
                                                 =============   ============

---------------------------------------------------------------------------

                       TABLE G

SUPPLEMENTARY OIL AND GAS INFORMATION

Proved Oil and Gas Reserve Quantities (Unaudited)

The following tables present an estimate of the Partnerships' proved oil and gas reserve quantities and changes therein for the two years ended December 31, 1996 for Enex Oil & Gas Income Program IV - Series 3, L.P. and for Enex 88-89 Income and Retirement Fund - Series 1 through 4, L.P.s. Oil reserves are stated in barrels (Bbls) and natural gas in thousand cubic feet (MCF). Proved reserves are defined as estimated quantities, which based upon geological and engineering data, appear with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. All of the Partnerships' reserves are located in the United States.

                                       Enex Oil & Gas Income                   Enex 88-89 Income & Retirement
                                       Program IV - Series 3, L.P.             Fund - Series 1, L.P.
                                      --------------------------------       ------------------------------------
PROVED DEVELOPED AND
    UNDEVELOPED RESERVES:              Oil (Bbls)        Gas (Mcfs)            Oil (Bbls)           Gas (Mcfs)
                                       ----------        ----------            ----------           ----------

Balance at January 1, 1995                   17,512           336,916                 8,001              335,946

    Revisions of previous estimates            (790)          (46,667)                  402              (26,342)
    Production                               (3,481)          (10,490)               (1,117)             (13,909)
                                      --------------   ---------------       ---------------      ---------------

Balance at December 31, 1995                 13,241           279,759                 7,286              295,695

    Revisions of previous estimates          (4,181)         (252,519)               (4,018)            (205,819)
    Production                               (2,757)          (10,974)               (1,013)             (14,488)
                                      --------------   ---------------       ---------------      ---------------

Balance at December 31, 1996                  6,303            16,266                 2,255               75,388
                                      ==============   ===============       ===============      ===============


PROVED DEVELOPED RESERVES:

Balance at December 31, 1995                  7,677            10,892                 5,895              228,478

Balance at December 31, 1996                  6,303            16,266                 2,255               75,388

------------------------------------------------------------------------------

              TABLE G (contined)

SUPPLEMENTARY OIL AND GAS INFORMATION

Proved Oil and Gas Reserve Quantities (Unaudited)

                                       Enex 88-89 Income & Retirement        Enex 88-89 Income & Retirement
                                       Fund - Series 2, L.P.                 Fund - Series 3, L.P.
                                      -----------------------------------    -----------------------------------
PROVED DEVELOPED AND
    UNDEVELOPED RESERVES:               Oil (Bbls)         Gas (Mcfs)          Oil (Bbls)         Gas (Mcfs)
                                        ----------         ----------          ----------         ----------
Balance at January 1, 1995                      6,194            179,883              8,254             173,824

    Revisions of previous estimates               245            (20,898)             1,085             (16,557)
    Production                                 (1,059)            (6,966)            (1,719)             (8,720)
                                      ----------------   ----------------    ---------------    ----------------

Balance at December 31, 1995                    5,380            152,019              7,620             148,547

    Revisions of previous estimates            (2,033)          (135,405)              (858)           (120,098)
    Production                                 (1,007)            (6,279)            (1,886)             (8,963)
                                      ----------------   ----------------    ---------------    ----------------

Balance at December 31, 1996                    2,340             10,335              4,876              19,486
                                      ================   ================    ===============    ================

PROVED DEVELOPED RESERVES:

Balance at December 31, 1995                    2,424              9,183              4,838              14,113

Balance at December 31, 1996                    2,340             10,335              4,876              19,486

----------------------------------------------------------------------------

                        TABLE G (contined)

SUPPLEMENTARY OIL AND GAS INFORMATION

Proved Oil and Gas Reserve Quantities (Unaudited)

                                           Enex 88-89 Income & Retirement
                                           Fund - Series 4, L.P.
                                           ----------------------------------
PROVED DEVELOPED AND
    UNDEVELOPED RESERVES:                    Oil (Bbls)       Gas (Mcfs)
Balance at January 1, 1995                           9,417           200,633

    Revisions of previous estimates                    906            (2,490)
    Production                                      (2,344)          (19,131)
                                           ---------------- -----------------

Balance at December 31, 1995                         7,979           179,012

    Revisions of previous estimates                   (372)          (66,238)
    Production                                      (2,083)          (19,017)
                                           ---------------- -----------------

Balance at December 31, 1996                         5,524            93,757
                                           ================ =================

PROVED DEVELOPED RESERVES:

Balance at December 31, 1995                         5,457            57,181

Balance at December 31, 1996                         5,524            93,757

-----------------------------------------------------------------------------

---------------------------
ENEX
---------------------------


                ENEX OIL & GAS INCOME PROGRAM IV- Series 3, L.P.
                              Three Kingwood Place
                                    Suite 200
                               800 Rockmead Drive
                              Kingwood, Texas 77339


                  PROXY FOR SPECIAL MEETING OF LIMITED PARTNERS
                                   TO BE HELD
                                 xxxxxx xx, 1997


     The undersigned hereby appoints GERALD B. ECKLEY, WILLIAM C. HOOPER, JR. and ROBERT E. DENSFORD, and each or any of them, attorneys and proxies, with full power of substitution, and authorizes them to vote all interests of Enex Oil & Gas Income Program IV- Series 3, L.P., held of record by the undersigned on xxxxxx xx, 1997, at the Special Meeting of Limited Partners to be held on xxxxxx xx, 1997, and any adjournments thereof, hereby revoking all previous proxies, with all powers the undersigned would possess if present, on all matters mentioned in the Notice of Special Meeting dated xxxxxx xx, 1997, as follows:

            INSTRUCTIONS: MARK ONLY ONE BOX FOR EACH NUMBERED MATTER

        (1) To dissolve and liquidate Enex Oil & Gas Income Program IV-Series 3, L.P., a New Jersey limited partnership.

           [  ] FOR         [  ]  AGAINST       [  ]  ABSTAIN

        (2) In their discretion, to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

        Please mark, date, sign and return this Proxy promptly, using the enclosed envelope.


                                         Dated                           , 1997
                                              --------------------------
                                                   Month          Day


                                        Signature



                                        Signature
                                                    Please sign exactly as name
                                                    appears hereon, indicating
                                                    official position or
                                                    representative capacity,
                                                    if any.


                                        I plan to attend the meeting.

                                                     Yes  [  ]      No  [  ]

            THIS PROXY IS SOLICITED ON BEHALF OF THE GENERAL PARTNER
                               OF THE PARTNERSHIP

---------------------------
ENEX
---------------------------





             ENEX 88-89 INCOME AND RETIREMENT FUND - SERIES 1, L.P.
                              Three Kingwood Place
                                    Suite 200
                               800 Rockmead Drive
                              Kingwood, Texas 77339


                  PROXY FOR SPECIAL MEETING OF LIMITED PARTNERS
                                   TO BE HELD
                                 xxxxxx xx, 1997


     The undersigned hereby appoints GERALD B. ECKLEY, WILLIAM C. HOOPER, JR. and ROBERT E. DENSFORD, and each or any of them, attorneys and proxies, with full power of substitution, and authorizes them to vote all interests of Enex 88-89 Income and Retirement Fund - Series 1, L.P., held of record by the undersigned on xxxxxx xx, 1997, at the Special Meeting of Limited Partners to be held on xxxxxx xx, 1997, and any adjournments thereof, hereby revoking all previous proxies, with all powers the undersigned would possess if present, on all matters mentioned in the Notice of Special Meeting dated xxxxxx xx, 1997, as follows:

            INSTRUCTIONS: MARK ONLY ONE BOX FOR EACH NUMBERED MATTER

        (1) To dissolve and liquidate Enex 88-89 Income and Retirement Fund - Series 1, L.P., a New Jersey limited partnership.

           [  ] FOR             [  ]  AGAINST            [  ]  ABSTAIN

        (2) In their discretion, to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

        Please mark, date, sign and return this Proxy promptly, using the enclosed envelope.


                                         Dated                           , 1997
                                              --------------------------
                                                   Month          Day


                                        Signature



                                        Signature
                                                    Please sign exactly as name
                                                    appears hereon, indicating
                                                    official position or
                                                    representative capacity,
                                                    if any.


                                        I plan to attend the meeting.

                                                     Yes  [  ]      No  [  ]

            THIS PROXY IS SOLICITED ON BEHALF OF THE GENERAL PARTNER
                               OF THE PARTNERSHIP

---------------------------
ENEX
---------------------------


             ENEX 88-89 INCOME AND RETIREMENT FUND - SERIES 2, L.P.
                              Three Kingwood Place
                                    Suite 200
                               800 Rockmead Drive
                              Kingwood, Texas 77339


                  PROXY FOR SPECIAL MEETING OF LIMITED PARTNERS
                                   TO BE HELD
                                 xxxxxx xx, 1997


     The undersigned hereby appoints GERALD B. ECKLEY, WILLIAM C. HOOPER, JR. and ROBERT E. DENSFORD, and each or any of them, attorneys and proxies, with full power of substitution, and authorizes them to vote all interests of Enex 88-89 Income and Retirement Fund - Series 2, L.P., held of record by the undersigned on xxxxxx xx, 1997, at the Special Meeting of Limited Partners to be held on xxxxxx xx, 1997, and any adjournments thereof, hereby revoking all previous proxies, with all powers the undersigned would possess if present, on all matters mentioned in the Notice of Special Meeting dated xxxxxx xx, 1997, as follows:

            INSTRUCTIONS: MARK ONLY ONE BOX FOR EACH NUMBERED MATTER

        (1) To dissolve and liquidate Enex 88-89 Income and Retirement Fund - Series 2, L.P., a New Jersey limited partnership.

           [  ] FOR         [  ]  AGAINST            [  ]  ABSTAIN

        (2) In their discretion, to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

        Please mark, date, sign and return this Proxy promptly, using the enclosed envelope.


                                         Dated                           , 1997
                                              --------------------------
                                                   Month          Day


                                        Signature



                                        Signature
                                                    Please sign exactly as name
                                                    appears hereon, indicating
                                                    official position or
                                                    representative capacity,
                                                    if any.


                                        I plan to attend the meeting.

                                                     Yes  [  ]      No  [  ]

            THIS PROXY IS SOLICITED ON BEHALF OF THE GENERAL PARTNER
                               OF THE PARTNERSHIP

---------------------------
ENEX
---------------------------


             ENEX 88-89 INCOME AND RETIREMENT FUND - SERIES 3, L.P.
                              Three Kingwood Place
                                    Suite 200
                               800 Rockmead Drive
                              Kingwood, Texas 77339


                  PROXY FOR SPECIAL MEETING OF LIMITED PARTNERS
                                   TO BE HELD
                                 xxxxxx xx, 1997


     The undersigned hereby appoints GERALD B. ECKLEY, WILLIAM C. HOOPER, JR. and ROBERT E. DENSFORD, and each or any of them, attorneys and proxies, with full power of substitution, and authorizes them to vote all interests of Enex 88-89 Income and Retirement Fund - Series 3, L.P., held of record by the undersigned on xxxxxx xx, 1997, at the Special Meeting of Limited Partners to be held on xxxxxx xx, 1997, and any adjournments thereof, hereby revoking all previous proxies, with all powers the undersigned would possess if present, on all matters mentioned in the Notice of Special Meeting dated xxxxxx xx, 1997, as follows:

            INSTRUCTIONS: MARK ONLY ONE BOX FOR EACH NUMBERED MATTER

        (1) To dissolve and liquidate Enex 88-89 Income and Retirement Fund - Series 3, L.P., a New Jersey limited partnership.

           [  ] FOR          [  ]  AGAINST            [  ]  ABSTAIN

        (2) In their discretion, to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

        Please mark, date, sign and return this Proxy promptly, using the enclosed envelope.


                                         Dated                           , 1997
                                              --------------------------
                                                   Month          Day


                                        Signature



                                        Signature
                                                    Please sign exactly as name
                                                    appears hereon, indicating
                                                    official position or
                                                    representative capacity,
                                                    if any.


                                        I plan to attend the meeting.

                                                     Yes  [  ]      No  [  ]

            THIS PROXY IS SOLICITED ON BEHALF OF THE GENERAL PARTNER
                               OF THE PARTNERSHIP

---------------------------
ENEX
---------------------------


             ENEX 88-89 INCOME AND RETIREMENT FUND - SERIES 4, L.P.
                              Three Kingwood Place
                                    Suite 200
                               800 Rockmead Drive
                              Kingwood, Texas 77339


                  PROXY FOR SPECIAL MEETING OF LIMITED PARTNERS
                                   TO BE HELD
                                 xxxxxx xx, 1997


     The undersigned hereby appoints GERALD B. ECKLEY, WILLIAM C. HOOPER, JR. and ROBERT E. DENSFORD, and each or any of them, attorneys and proxies, with full power of substitution, and authorizes them to vote all interests of Enex 88-89 Income and Retirement Fund - Series 4, L.P., held of record by the undersigned on xxxxxx xx, 1997, at the Special Meeting of Limited Partners to be held on xxxxxx xx, 1997, and any adjournments thereof, hereby revoking all previous proxies, with all powers the undersigned would possess if present, on all matters mentioned in the Notice of Special Meeting dated xxxxxx xx, 1997, as follows:

            INSTRUCTIONS: MARK ONLY ONE BOX FOR EACH NUMBERED MATTER

        (1) To dissolve and liquidate Enex 88-89 Income and Retirement Fund - Series 4, L.P., a New Jersey limited partnership.

           [  ] FOR             [  ]  AGAINST          [  ]  ABSTAIN

        (2) In their discretion, to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

        Please mark, date, sign and return this Proxy promptly, using the enclosed envelope.


                                         Dated                           , 1997
                                              --------------------------
                                                   Month          Day


                                        Signature



                                        Signature
                                                    Please sign exactly as name
                                                    appears hereon, indicating
                                                    official position or
                                                    representative capacity,
                                                    if any.


                                        I plan to attend the meeting.

                                                     Yes  [  ]      No  [  ]

            THIS PROXY IS SOLICITED ON BEHALF OF THE GENERAL PARTNER
                               OF THE PARTNERSHIP